File No. 33-58172       CIK #897405

                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004
                                 POST-EFFECTIVE
                                AMENDMENT NO. 7
                                       TO
                                    FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                  Form N-8B-2

                  INSURED MUNICIPALS INCOME TRUST AND INVESTORS
                   QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                              (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                            (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: A. Thomas Smith III, General Counsel     Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603
               (Name and complete address of agents for service)

( X ) Check if it is proposed that this filing will become effective on May 25, 2001 pursuant to paragraph (b) of Rule 485.



                                MULTI-SERIES 194
MICHIGAN IM-IT/1ST INTERMEDIATE SERIES                            TEXAS IM-IT/30
MICHIGAN IM-IT/105                                         WEST VIRGINIA IM-IT/1
NEW YORK IM-IT/5TH INTERMEDIATE SERIES                       KENTUCKY QUALITY/47
TENNESSEE IM-IT/22



--------------------------------------------------------------------------------

                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   THE DATE OF THIS PROSPECTUS IS MAY 25, 2001


                                   VAN KAMPEN
                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AS OF MARCH 8, 2001
                         SPONSOR: VAN KAMPEN FUNDS INC.
                       EVALUATOR: J.J. KENNY CO., INC. (1)
              SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP. (1)
                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                        MICHIGAN IM-IT      MICHIGAN       NEW YORK IM-IT
                                                                         INTERMEDIATE         IM-IT         INTERMEDIATE
                                                                             TRUST            TRUST             TRUST
                                                                        -------------    -------------     -------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities..........................   $    1,485,000   $     3,700,000   $    1,790,000
Number of Units.....................................................            1,473             3,772            1,770
Fractional Undivided Interest in Trust per Unit.....................          1/1,473           1/3,772          1/1,770
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio................   $ 1,503,401.10   $  3,708,396.50   $ 1,820,740.70
      Aggregate Bid Price of Securities per Unit....................   $     1,020.64   $        983.14   $     1,028.67
      Sales charge of 1.010% (1.00% of Public Offering Price
      excluding principal cash) for the Michigan IM-IT Intermediate
      Trust, 3.626% (3.50% of Public Offering Price excluding
      principal cash) for the Michigan IM-IT Trust and 1.522% (1.50%
      of Public Offering Price excluding principal cash) for the
      New York IM-IT Intermediate Trust.............................   $        10.29   $         35.64   $        15.58
      Principal Cash per Unit.......................................   $        (2.03)  $          (.55)  $        (5.21)
      Public Offering Price per Unit (2)............................   $     1,028.90   $      1,018.23   $     1,039.04
Redemption Price per Unit...........................................   $     1,018.61   $        982.59   $     1,023.46
Excess of Public Offering Price per Unit over
      Redemption Price per Unit.....................................   $        10.29   $         35.64   $        15.58
Minimum Value of the Trust under which Trust
      Agreement may be terminated...................................   $   606,000.00   $    824,000.00   $   607,000.00
Annual Premium on Portfolio Insurance...............................   $        11.10   $            --   $           --
Supervisor's Annual Evaluation Fee (1)(5)...........................   $          651   $         1,346   $          681
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit.....................   $        45.83   $         54.82   $        45.78
      Less: Estimated Annual Expense excluding Insurance (1)........   $         2.63   $          2.24   $         2.46
      Less: Annual Premium on Portfolio Insurance...................   $          .01   $            --   $           --
      Estimated Net Annual Interest Income per Unit.................   $        43.19   $         52.58   $        43.32
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income..........................   $        43.19   $         52.58   $        43.32
      Divided by 12.................................................   $         3.60   $          4.38   $         3.61
Estimated Daily Rate of Net Interest Accrual per Unit...............   $       .11998   $        .14605   $       .12033
Estimated Current Return Based on Public Offering Price (3)(4)......            4.19%             5.16%            4.15%
Estimated Long-Term Return (3)(4)...................................            3.04%             4.50%            2.72%

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(1) Notwithstanding anything to the contrary in Part II of this Prospectus, effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. As successor Evaluator, J.J. Kenny
     Co., Inc. will receive a fee for its services in an amount equal to $.36 per $1,000 principal amount of Bonds per Trust. Van Kampen Investment
     Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee set forth above. Van Kampen Funds Inc.
     will provide price dissemination and pricing oversight services for each Trust and will be reimbursed by each Trust for the cost of providing such services. This amount is estimated to be $.10 per Unit and will be included in the Estimated Annual Expenses excluding Insurance in future periods.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $11.15, $10.25 and $10.51 for the Michigan IM-IT Intermediate,
     Michigan IM-IT and New York IM-IT Intermediate Trusts, respectively.

(3) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(4) The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Michigan IM-IT Intermediate
     Trust would have been slightly higher.

(5) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AS OF MARCH 8, 2001
                         SPONSOR: VAN KAMPEN FUNDS INC.
                       EVALUATOR: J.J. KENNY CO., INC. (1)
              SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP. (1)
                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                         TENNESSEE           TEXAS        WEST VIRGINIA       KENTUCKY
                                                           IM-IT             IM-IT            IM-IT            QUALITY
                                                           TRUST             TRUST            TRUST             TRUST
                                                       -------------    -------------     -------------    -------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities.......... $     2,030,000   $    2,445,000   $     2,255,000   $    2,035,000
Number of Units.....................................           2,052            2,480             2,521            2,445
Fractional Undivided Interest in Trust per Unit.....         1/2,052          1/2,480           1/2,521          1/2,445
Public Offering Price:
   Aggregate Bid Price of Securities in Portfolio... $  2,018,133.80   $ 2,463,350.40   $  2,318,405.10   $ 2,027,084.15
   Aggregate Bid Price of Securities per Unit....... $        983.50   $       993.29   $        919.64   $       829.07
   Sales charge of 1.522% (1.50% of Public Offering
   Price excluding principal cash) for the Tennessee
   IM-IT Trust, 2.564% (2.50% of Public Offering
   Price excluding principal cash) for the Texas
   IM-IT Trust, 2.564% (2.50% of Public Offering
   Price excluding principal cash) for the West
   Virginia IM-IT Trust and 3.092% (3.00% of Public
   Offering Price excluding principal cash) for the
   Kentucky Quality Trust........................... $         14.94   $        25.38   $         23.49   $        25.55
   Principal Cash per Unit.......................... $         (1.88)  $        (3.51)  $         (3.63)  $        (2.91)
   Public Offering Price per Unit (2)............... $        996.56   $     1,015.16   $        939.50   $       851.71
Redemption Price per Unit........................... $        981.62   $       989.78   $        916.01   $       826.16
Excess of Public Offering Price per Unit over
   Redemption Price per Unit........................ $         14.94   $        25.38   $         23.49   $        25.55
Minimum Value of the Trust under which Trust
   Agreement may be terminated...................... $    608,000.00   $   610,000.00   $    591,000.00   $   612,000.00
Annual Premium on Portfolio Insurance............... $        275.00   $           --   $        500.00   $           --
Supervisor's Annual Evaluation Fee (1)(5)........... $           798   $          942   $           872   $          816
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
   Estimated Annual Interest Income per Unit........ $         53.62   $        55.17   $         48.52   $        45.30
   Less: Estimated Annual Expense
     excluding Insurance (1)........................ $          2.38   $         2.33   $          2.37   $         2.25
   Less: Annual Premium on Portfolio Insurance...... $           .13   $           --   $           .20   $           --
   Estimated Net Annual Interest Income per Unit.... $         51.11   $        52.84   $         45.95   $        43.05
Calculation of Estimated Interest Earnings per Unit:
   Estimated Net Annual Interest Income............. $         51.11   $        52.84   $         45.95   $        43.05
   Divided by 12.................................... $          4.26   $         4.40   $          3.83   $         3.59
Estimated Daily Rate of Net Interest Accrual
   per Unit......................................... $        .14196   $       .14677   $        .12765   $       .11959
Estimated Current Return Based on Public Offering
   Price (3)(4).....................................           5.12%            5.19%             4.87%            5.04%
Estimated Long-Term Return (3)(4)...................           4.18%            4.45%             4.28%            4.54%

--------------------------------------------------------------------------------

(1) Notwithstanding anything to the contrary in Part II of this Prospectus, effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. As successor Evaluator, J.J. Kenny
     Co., Inc. will receive a fee for its services in an amount equal to $.36 per $1,000 principal amount of Bonds per Trust. Van Kampen Investment
     Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee set forth above. Van Kampen Funds Inc.
     will provide price dissemination and pricing oversight services for each Trust and will be reimbursed by each Trust for the cost of providing such services. This amount is estimated to be $.10 per Unit and will be included in the Estimated Annual Expenses excluding Insurance in future periods.

(2) Plus accrued interest to the date of settlement (three business days after purchase) of $13.23, $13.04, $10.38 and $9.67 for the Tennessee IM-IT,
     Texas IM-IT, West Virginia IM-IT and Kentucky Quality Trusts, respectively.

(3) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(4) The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Tennessee IM-IT and West
     Virginia IM-IT Trusts would have been slightly higher.

(5) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.


             SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (CONTINUED)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  March 25, 1993
Evaluator's Annual Supervisory Fee.......  Maximum of $.25 per Unit



Record and Computation Dates............   TENTH day of the month as follows:
                    monthly - each month; semi-annual - January and July for the Michigan IM-IT, Tennessee IM-IT, Texas IM-IT and West Virginia IM-IT Trusts and May and November for the Michigan IM-IT Intermediate, New York IM-IT Intermediate and Kentucky Quality Trusts.

Distribution Dates......................   TWENTY-FIFTH day of the month as
                    follows: monthly - each month; semi-annual - January and July for the Michigan IM-IT, Tennessee IM-IT, Texas IM-IT and West Virginia IM-IT Trusts and May and November for the Michigan IM-IT Intermediate, New York IM-IT Intermediate and Kentucky Quality Trusts.

Trustee's Annual Fee....................   $.91 and $.51 per $1,000 principal
                    amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

                                    PORTFOLIO
   As of January 31, 2001, the Michigan Insured Municipals Income Trust,
Intermediate Series 1 consists of 6 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 4 (72%); Water and Sewer, 1 (27%) and Wholesale
Electric, 1 (1%). See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      980.74  $    1,029.75  $      938.84 $    1,028.55  $    1,015.23
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,029.75  $      938.84  $    1,028.55 $    1,015,23  $    1,042.18
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       20.39  $       46.94  $       47.21 $       47.65  $       48.48
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       30.75  $     (93.84)  $       93.22 $     (14.79)  $       25.84
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       24.10  $       45.72  $       46.61 $       45.36  $       45.07
      Semiannual...........................   $       16.59  $       46.18  $       46.18 $       47.02  $       45.67
Units outstanding at end of period.........           3,030          2,835          2,723         2,437          2,085

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,042.18   $   1,053.93   $   1,018.44
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,053.93   $   1,018.44   $   1,036.08
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      46.06   $      46.76   $      47.27
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $         --
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $       9.42   $     (39.39)  $      18.07
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      44.73   $      44.57   $      43.93
      Semiannual.......................................................... $      45.25   $      45.09   $      44.59
Units outstanding at end of period........................................        1,955          1,766          1,473

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   As of January 31, 2001, the Michigan Insured Municipals Income Trust, Series
105 consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Escrowed to Maturity, 1 (17%); General Obligation, 1 (17%); Higher Education, 1 (18%);
Multi-Family Mortgage Revenue, 1 (16%); Pre-refunded, 2 (10%); Public Education,
1 (4%) and Retail Electric/Gas/Telephone, 1 (18%). See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      999.47  $      876.19 $      982.02  $      958.99
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      999.47  $      876.19  $      982.02 $      958.99  $    1,003.64
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       30.00  $       53.01  $       54.35 $       53.05  $       52.96
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       34.18  $    (123.53)  $      107.10 $     (23.06)  $       44.71
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       29.90  $       52.80  $       54.12 $       52.80  $       52.68
      Semiannual...........................   $       30.11  $       53.22  $       54.55 $       53.32  $       53.22
Units outstanding at end of period.........           4,224          4,218          4,210         4,207          4,194

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,003.64   $   1,014.34   $     947.24
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,014.34   $     947.24   $     995.12
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      52.97   $      53.69   $      53.33
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $         --
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $      10.24   $     (70.98)  $      47.74
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      52.63   $      52.70   $      52.72
      Semiannual.......................................................... $      53.16   $      53.22   $      53.27
Units outstanding at end of period........................................        4,160          3,922          3,792

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   As of January 31, 2001, the New York Insured Municipals Income Trust,
Intermediate Series 5 consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Escrowed to Maturity, 1 (6%); General Obligation, 2 (29%); Health Care,
2 (20%); Higher Education, 1 (3%) and Transportation, 2 (42%). See "Portfolio"
herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      980.32  $    1,026.20  $      945.26 $    1,020.23  $    1,012.49
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,026.20  $      945.26  $    1,020.23 $    1,012.49  $    1,038.65
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       21.84  $       46.35  $       46.41 $       47.60  $       46.09
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       29.44  $     (84.27)  $       76.97 $      (8.28)  $       26.57
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       24.25  $       45.24  $       46.37 $       44.88  $       44.34
      Semiannual...........................   $       16.83  $       45.74  $       45.74 $       46.52  $       44.87
Units outstanding at end of period.........           3,035          2,849          2,795         2,427          2,172

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,038.65   $   1,049.72   $   1,015.35
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,049.72   $   1,015.35   $   1,031.41
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      44.95   $      45.28   $      45.13
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $         --
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $       9.79   $     (34.88)  $      16.46
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      44.11   $      44.00   $      43.44
      Semiannual.......................................................... $      44.56   $      44.51   $      44.06
Units outstanding at end of period........................................        2,070          1,932          1,779

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


                                    PORTFOLIO
   As of January 31, 2001, the Tennessee Insured Municipals Income Trust, Series
22 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General
Obligation, 1 (23%); Health Care, 1 (25%); Pre-refunded, 2 (20%); Single Family
Mortgage Revenue, 1 (6%) and Water and Sewer, 2 (26%). See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $    1,007.24  $      905.34 $      991.50  $      971.71
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,007.24  $      905.34  $      991.50 $      971.71  $    1,005.85
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       26.58  $       53.02  $       53.59 $       52.20  $       52.64
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $        3.26 $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       38.90  $    (103.69)  $       91.30 $     (20.24)  $       33.92
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       26.55  $       52.20  $       53.39 $       51.84  $       51.73
      Semiannual...........................   $       26.67  $       52.50  $       53.79 $       52.32  $       52.20
Units outstanding at end of period.........           3,117          2,990          2,968         2,918          2,771

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,005.85   $   1,020.74   $     969.01
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,020.74   $     969.01   $     997.81
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      53.23   $      52.81   $      53.62
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $         --
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $      10.33   $     (55.79)  $      29.61
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      51.63   $      51.62   $      51.50
      Semiannual.......................................................... $      52.11   $      52.07   $      51.97
Units outstanding at end of period........................................        2,516          2,342          2,054

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   As of January 31, 2001, the Texas Insured Municipals Income Trust, Series 30
consists of 10 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Escrowed to
Maturity, 2 (17%); Health Care, 2 (27%); Pre-refunded, 3 (10%); Public Building,
1 (6%); Retail Electric/Gas/Telephone, 1 (20%) and Water and Sewer, 2 (20%). See
"Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $    1,002.50  $      895.97 $      984.13  $      972.01
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,002.50  $      895.97  $      984.13 $      972.01  $    1,012.59
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       27.72  $       53.40  $       54.73 $       53.37  $       53.49
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       34.44  $    (106.59)  $       89.64 $     (12.20)  $       39.96
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       27.70  $       53.28  $       54.61 $       53.25  $       53.06
      Semiannual...........................   $       27.83  $       53.62  $       54.96 $       53.82  $       53.69
Units outstanding at end of period.........           3,125          3,112          3,098         3,089          3,023

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,012.59   $   1,017.68   $     958.87
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,017.68   $     958.87   $   1,004.87
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      53.86   $      53.98   $      54.59
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $         --
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $       2.89   $     (61.60)  $      47.80
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      53.05   $      53.09   $      53.01
      Semiannual.......................................................... $      53.53   $      53.58   $      53.51
Units outstanding at end of period........................................        2,881          2,733          2,480

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   As of January 31, 2001, the West Virginia Insured Municipals Income Trust,
Series 1 consists of 6 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Escrowed to Maturity, 1 (11%); Health Care, 1 (17%); Higher Education, 1 (21%);
Multi-Family Mortgage Revenue, 1 (22%) and Public Building, 2 (29%). See
"Portfolio" herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      990.04  $      893.66 $      988.54  $      974.65
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      990.04  $      893.66  $      988.54 $      974.65  $    1,012.07
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       27.78  $       51.75  $       52.86 $       51.62  $       52.99
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       23.51  $     (96.44)  $       96.04 $     (14.08)  $       37.83
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       27.70  $       51.36  $       52.64 $       51.24  $       51.12
      Semiannual...........................   $       27.85  $       51.74  $       53.03 $       51.74  $       51.66
Units outstanding at end of period.........           3,042          3,001          2,999         2,975          2,653

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,012.07   $   1,011.82   $     961.66
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,011.82   $     961.66   $     928.16
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      51.45   $      51.72   $      49.70
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $         --   $      80.71
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $      (0.53)  $     (50.79)  $      50.37
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      51.00   $      51.02   $      49.25
      Semiannual.......................................................... $      51.61   $      51.61   $      49.88
Units outstanding at end of period........................................        2,625          2,558          2,531

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   As of January 31, 2001, the Kentucky Investors' Quality Tax-Exempt Trust,
Series 47 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
General Purpose, 1 (24%); Multi-Family Mortgage Revenue, 1 (1%); Public
Building, 1 (14%); Public Education, 1 (23%); Retail Electric/Gas/Telephone, 1
(5%); Waste Disposal, 1 (8%) and Water and Sewer, 1 (25%). See "Portfolio"
herein.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $    1,010.74  $      885.27 $      998.67  $      979.79
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $    1,010.74  $      885.27  $      998.67 $      979.79  $    1,018.74
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       25.53  $       52.90  $       53.73 $       53.50  $       53.72
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       41.01  $    (125.77)  $      114.25 $     (18.52)  $       38.44
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       28.39  $       52.68  $       53.99 $       52.68  $       52.61
      Semiannual...........................   $       19.71  $       53.00  $       53.00 $       54.51  $       53.12
Units outstanding at end of period.........           3,099          3,093          3,089         3,078          2,900

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                        PER UNIT INFORMATION (CONTINUED)
                                                                                1999           2000           2001
                                                                           ------------   ------------   ------------
Net asset value per Unit at
   beginning of period.................................................... $   1,018.74   $   1,024.56   $     829.48
                                                                           ============   ============   ============
Net asset value per Unit at
   end of period.......................................................... $   1,024.56   $     829.48   $     839.63
                                                                           ============   ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)..................................... $      53.03   $      51.33   $      45.61
                                                                           ============   ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)......................................... $         --   $     119.67   $      47.93
                                                                           ============   ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)......................................................... $       4.54   $     (78.49)  $      58.74
                                                                           ============   ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly............................................................. $      52.34   $      50.08   $      44.12
      Semiannual.......................................................... $      52.88   $      51.56   $      45.17
Units outstanding at end of period........................................        2,814          2,677          2,445

--------------------------------------------------------------------------------

(1)  For the period from March 25, 1993 (date of deposit) through January 31,
     1994.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194:
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 194 (Michigan IM-IT Intermediate, Michigan IM-IT, New York IM-IT Intermediate, Tennessee IM-IT, Texas IM-IT, West Virginia IM-IT and Kentucky Quality Trusts) as of January 31, 2001, and the related statements of operations and changes in net assets for the three years ended January 31, 2001. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at January 31, 2001 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 194 (Michigan IM-IT Intermediate, Michigan IM-IT, New York IM-IT Intermediate, Tennessee IM-IT, Texas IM-IT, West Virginia IM-IT and Kentucky Quality Trusts) as of January 31, 2001, and the results of operations and changes in net assets for the three years ended January 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   March 30, 2001

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                             STATEMENTS OF CONDITION
                                JANUARY 31, 2001
                                                                                   MICHIGAN                   NEW YORK
                                                                                     IM-IT      MICHIGAN        IM-IT
                                                                                 INTERMEDIATE     IM-IT     INTERMEDIATE
                                                                                     TRUST        TRUST         TRUST
                                                                                 ------------  ------------ -----------
   Trust property
      Cash  ...................................................................   $    11,718  $        --  $    19,654
      Tax-exempt securities at market value, (cost $1,426,734,
         $3,620,085 and $1,721,985, respectively) (note 1).....................     1,501,002    3,730,051    1,806,148
      Accrued interest.........................................................        13,428       64,944        9,070
      Receivable for securities sold...........................................            --           --           --
                                                                                 ------------  ------------ -----------
                                                                                  $ 1,526,148  $ 3,794,995  $ 1,834,872
                                                                                 ============  ============ ===========
   Liabilities and interest to Unitholders
      Cash overdraft...........................................................   $        --  $    21,496  $        --
      Redemptions payable......................................................            --           --           --
      Interest to Unitholders..................................................     1,526,148    3,773,499    1,834,872
                                                                                 ------------  ------------ -----------
                                                                                  $ 1,526,148  $ 3,794,995  $ 1,834,872
                                                                                 ============  ============ ===========

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (1,473, 3,792 and 1,779 Units, respectively of fractional undivided interest outstanding) Cost to original investors of
      3,030, 4,224 and
         3,035 Units, respectively (note 1)....................................   $ 3,092,236  $ 4,224,000  $ 3,096,034
         Less initial underwriting commission (note 3).........................       120,571      206,940      120,742
                                                                                 ------------  ------------ -----------
                                                                                    2,971,665    4,017,060    2,975,292
         Less redemption of Units (1,557, 432 and
            1,256 Units, respectively).........................................     1,543,688      414,583    1,238,092
                                                                                 ------------  ------------ -----------
                                                                                    1,427,977    3,602,477    1,737,200
      Undistributed net investment income
         Net investment income.................................................       851,959    1,720,210      862,891
         Less distributions to Unitholders.....................................       823,825    1,668,573      834,085
                                                                                 ------------  ------------ -----------
                                                                                       28,134       51,637       28,806
      Realized gain (loss) on Bond sale or redemption..........................        (4,231)       9,419      (15,297)
      Unrealized appreciation (depreciation) of Bonds (note 2).................        74,268      109,966       84,163
      Distributions to Unitholders of Bond sale or redemption proceeds.........            --           --           --
                                                                                 ------------  ------------ -----------
            Net asset value to Unitholders.....................................   $ 1,526,148  $ 3,773,499  $ 1,834,872
                                                                                 ============  ============ ===========
   Net asset value per Unit (Units outstanding of 1,473,
      3,792 and 1,779, respectively)...........................................   $  1,036.08  $    995.12  $  1,031.41
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                             STATEMENTS OF CONDITION
                                JANUARY 31, 2001
                                                                                                  WEST
                                                                      TENNESSEE      TEXAS      VIRGINIA     KENTUCKY
                                                                        IM-IT        IM-IT        IM-IT       QUALITY
                                                                        TRUST        TRUST        TRUST        TRUST
                                                                     ------------ ------------ ------------ ------------
   Trust property
      Cash  ......................................................   $        --  $        --  $     2,185  $        --
      Tax-exempt securities at market value, (cost $1,943,583,
         $2,364,011, $2,189,585 and $1,931,032, respectively)
         (note 1).................................................     2,016,847    2,459,260    2,314,364    2,022,786
      Accrued interest............................................        33,858       35,651       32,629       37,030
      Receivable for securities sold..............................            --           --           --           --
                                                                     ------------ ------------ ------------ ------------
                                                                     $ 2,050,705  $ 2,494,911  $ 2,349,178  $ 2,059,816
                                                                     ============ ============ ============ ============
   Liabilities and interest to Unitholders
      Cash overdraft..............................................   $     1,206  $     2,841  $        --  $     2,744
      Redemptions payable.........................................            --           --           --        4,183
      Interest to Unitholders.....................................     2,049,499    2,492,070    2,349,178    2,052,889
                                                                     ------------ ------------ ------------ ------------
                                                                     $ 2,050,705  $ 2,494,911  $ 2,349,178  $ 2,059,816
                                                                     ============ ============ ============ ============

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (2,054, 2,480, 2,531 and 2,445 Units,
      respectively of fractional undivided interest outstanding)
      Cost to original investors of 3,123, 3,125,
         3,042 and 3,099 Units, respectively (note 1).............   $ 3,123,000  $ 3,125,000  $ 3,042,000  $ 3,099,000
         Less initial underwriting commission (note 3)............       153,002      153,101      149,031      151,823
                                                                     ------------ ------------ ------------ ------------
                                                                       2,969,998    2,971,899    2,892,969    2,947,177
         Less redemption of Units (1,069, 645,
            511 and 654 Units, respectively)......................     1,027,200      626,549      492,854      592,799
                                                                     ------------ ------------ ------------ ------------
                                                                       1,942,798    2,345,350    2,400,115    2,354,378
      Undistributed net investment income
         Net investment income....................................     1,129,400    1,248,428    1,131,840    1,185,474
         Less distributions to Unitholders........................     1,094,849    1,206,920    1,097,035    1,148,237
                                                                     ------------ ------------ ------------ ------------
                                                                          34,551       41,508       34,805       37,237
      Realized gain (loss) on Bond sale or redemption.............         8,621        9,963       (5,991)      21,514
      Unrealized appreciation (depreciation) of Bonds (note 2)....        73,264       95,249      124,779       91,754
      Distributions to Unitholders of Bond sale or redemption
         proceeds.................................................        (9,735)          --     (204,530)    (451,994)
                                                                     ------------ ------------ ------------ ------------
            Net asset value to Unitholders........................   $ 2,049,499  $ 2,492,070  $ 2,349,178  $ 2,052,889
                                                                     ============ ============ ============ ============
   Net asset value per Unit (Units outstanding of 2,054,
      2,480, 2,531 and 2,445, respectively).......................   $    997.81  $  1,004.87  $    928.16  $    839.63
                                                                     ============ ============ ============ ============



        The accompanying notes are an integral part of these statements.

         MICHIGAN INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE SERIES 1
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $    95,407  $    89,624  $    74,633
      Expenses
         Trustee fees and expenses.............................................         2,210        2,340        2,145
         Evaluator fees........................................................           744          718          651
         Insurance expense.....................................................           319          252          138
         Supervisory fees......................................................           603          594          560
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         3,876        3,904        3,494
                                                                                 ------------  ------------ -----------
         Net investment income.................................................        91,531       85,720       71,139
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       137,609      188,775      293,498
      Cost.....................................................................       133,823      187,165      293,997
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         3,786        1,610         (499)
   Net change in unrealized appreciation (depreciation) of Bonds...............        18,410      (69,566)      26,623
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   113,727  $    17,764  $    97,263
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $    91,531  $    85,720  $    71,139
      Realized gain (loss) on Bond sale or redemption..........................         3,786        1,610         (499)
      Net change in unrealized appreciation (depreciation) of Bonds............        18,410      (69,566)      26,623
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       113,727       17,764       97,263
   Distributions to Unitholders from:
      Net investment income....................................................       (93,322)     (88,893)     (76,200)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (132,915)    (190,745)    (293,478)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (112,510)    (261,874)    (272,415)
   Net asset value to Unitholders
      Beginning of period......................................................     2,172,947    2,060,437    1,798,563
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $36,368, $33,195 and $28,134, respectively)...........................   $ 2,060,437  $ 1,798,563  $ 1,526,148
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.

              MICHIGAN INSURED MUNICIPALS INCOME TRUST, SERIES 105
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   228,148  $   222,565  $   210,448
      Expenses
         Trustee fees and expenses.............................................         4,816        4,712        4,859
         Evaluator fees........................................................         1,448        1,465        1,346
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,215        1,251        1,191
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         7,479        7,428        7,396
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       220,669      215,137      203,052
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        36,683      202,892      142,425
      Cost.....................................................................        35,175      195,975      140,700
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         1,508        6,917        1,725
   Net change in unrealized appreciation (depreciation) of Bonds...............        42,614     (278,395)     181,012
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   264,791  $   (56,341) $   385,789
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   220,669  $   215,137  $   203,052
      Realized gain (loss) on Bond sale or redemption..........................         1,508        6,917        1,725
      Net change in unrealized appreciation (depreciation) of Bonds............        42,614     (278,395)     181,012
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       264,791      (56,341)     385,789
   Distributions to Unitholders from:
      Net investment income....................................................      (220,866)    (217,984)    (204,628)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................       (33,573)    (230,225)    (122,746)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................        10,352     (504,550)      58,415
   Net asset value to Unitholders
      Beginning of period......................................................     4,209,282    4,219,634    3,715,084
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $56,060, $53,213 and $51,637, respectively)...........................   $ 4,219,634  $ 3,715,084  $ 3,773,499
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.

         NEW YORK INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE SERIES 5
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $    98,966  $    92,755  $    84,481
      Expenses
         Trustee fees and expenses.............................................         2,471        3,267        2,363
         Evaluator fees........................................................           780          756          681
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           632          624          582
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         3,883        4,647        3,626
                                                                                 ------------  ------------ -----------
         Net investment income.................................................        95,083       88,108       80,855
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        94,438      150,170      153,243
      Cost.....................................................................        92,027      151,716      153,368
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         2,411       (1,546)        (125)
   Net change in unrealized appreciation (depreciation) of Bonds...............        20,268      (67,396)      29,289
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   117,762  $    19,166  $   110,019
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $    95,083  $    88,108  $    80,855
      Realized gain (loss) on Bond sale or redemption..........................         2,411       (1,546)        (125)
      Net change in unrealized appreciation (depreciation) of Bonds............        20,268      (67,396)      29,289
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       117,762       19,166      110,019
   Distributions to Unitholders from:
      Net investment income....................................................       (96,021)     (90,779)     (83,445)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (104,757)    (139,667)    (153,351)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (83,016)    (211,280)    (126,777)
   Net asset value to Unitholders
      Beginning of period......................................................     2,255,945    2,172,929    1,961,649
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $34,067, $31,396 and $28,806, respectively)...........................   $ 2,172,929  $ 1,961,649  $ 1,834,872
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

              TENNESSEE INSURED MUNICIPALS INCOME TRUST, SERIES 22
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   142,299  $   130,535  $   117,599
      Expenses
         Trustee fees and expenses.............................................         3,387        3,346        3,058
         Evaluator fees........................................................           956          889          798
         Insurance expense.....................................................           671          567          658
         Supervisory fees......................................................           802          757          705
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,816        5,559        5,219
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       136,483      124,976      112,380
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       254,468      167,072      283,195
      Cost.....................................................................       242,296      161,687      281,124
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        12,172        5,385        2,071
   Net change in unrealized appreciation (depreciation) of Bonds...............        25,995     (130,652)      60,824
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   174,650  $      (291) $   175,275
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   136,483  $   124,976  $   112,380
      Realized gain (loss) on Bond sale or redemption..........................        12,172        5,385        2,071
      Net change in unrealized appreciation (depreciation) of Bonds............        25,995     (130,652)      60,824
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       174,650         (291)     175,275
   Distributions to Unitholders from:
      Net investment income....................................................      (140,059)    (127,639)    (117,106)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (253,602)    (170,832)    (278,100)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (219,011)    (298,762)    (219,931)
   Net asset value to Unitholders
      Beginning of period......................................................     2,787,203    2,568,192    2,269,430
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $41,940, $39,277 and $34,551, respectively)...........................   $ 2,568,192  $ 2,269,430  $ 2,049,499
                                                                                 ============  ============ ===========



        The accompanying notes are an integral part of these statements.

                TEXAS INSURED MUNICIPALS INCOME TRUST, SERIES 30
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   164,007  $   156,328  $   144,270
      Expenses
         Trustee fees and expenses.............................................         3,929        3,819        3,533
         Evaluator fees........................................................         1,048        1,017          942
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           876          866          829
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,853        5,702        5,304
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       158,154      150,626      138,966
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       140,932      142,572      237,423
      Cost.....................................................................       134,919      141,286      236,352
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         6,013        1,286        1,071
   Net change in unrealized appreciation (depreciation) of Bonds...............         8,320     (168,347)     118,540
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   172,487  $   (16,435) $   258,577
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   158,154  $   150,626  $   138,966
      Realized gain (loss) on Bond sale or redemption..........................         6,013        1,286        1,071
      Net change in unrealized appreciation (depreciation) of Bonds............         8,320     (168,347)     118,540
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       172,487      (16,435)     258,577
   Distributions to Unitholders from:
      Net investment income....................................................      (160,079)    (152,763)    (142,597)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (141,538)    (142,156)    (244,496)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (129,130)    (311,354)    (128,516)
   Net asset value to Unitholders
      Beginning of period......................................................     3,061,070    2,931,940    2,620,586
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $47,276, $45,139 and $41,508, respectively)...........................   $ 2,931,940  $ 2,620,586  $ 2,492,070
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

             WEST VIRGINIA INSURED MUNICIPALS INCOME TRUST, SERIES 1
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   141,226  $   139,244  $   127,748
      Expenses
         Trustee fees and expenses.............................................         3,023        3,317        3,355
         Evaluator fees........................................................           912          927          872
         Insurance expense.....................................................           500          500          500
         Supervisory fees......................................................           767          794          769
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,202        5,538        5,496
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       136,024      133,706      122,252
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        25,492       64,939      234,496
      Cost.....................................................................        25,415       66,128      238,898
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................            77       (1,189)      (4,402)
   Net change in unrealized appreciation (depreciation) of Bonds...............        (1,404)    (129,917)     127,494
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   134,697  $     2,600  $   245,344
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   136,024  $   133,706  $   122,252
      Realized gain (loss) on Bond sale or redemption..........................            77       (1,189)      (4,402)
      Net change in unrealized appreciation (depreciation) of Bonds............        (1,404)    (129,917)     127,494
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       134,697        2,600      245,344
   Distributions to Unitholders from:
      Net investment income....................................................      (135,868)    (134,519)    (125,933)
      Bonds sale or redemption proceeds........................................            --           --     (204,530)
      Redemption of Units......................................................       (27,828)     (64,173)     (25,641)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (28,999)    (196,092)    (110,760)
   Net asset value to Unitholders
      Beginning of period......................................................     2,685,029    2,656,030    2,459,938
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $39,299, $38,486 and $34,805, respectively)...........................   $ 2,656,030  $ 2,459,938  $ 2,349,178
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

             KENTUCKY INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 47
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED JANUARY 31,
                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   155,699  $   138,607  $   117,472
      Expenses
         Trustee fees and expenses.............................................         3,670        3,459        3,259
         Evaluator fees........................................................         1,041        1,008          816
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           860          848          804
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,571        5,315        4,879
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       150,128      133,292      112,593
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        82,678      454,654      305,599
      Cost.....................................................................        79,290      449,139      300,365
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         3,388        5,515        5,234
   Net change in unrealized appreciation (depreciation) of Bonds...............        12,781     (210,130)     143,630
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   166,297  $   (71,323) $   261,457
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED JANUARY 31,

                                                                                     1999         2000         2001
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   150,128  $   133,292  $   112,593
      Realized gain (loss) on Bond sale or redemption..........................         3,388        5,515        5,234
      Net change in unrealized appreciation (depreciation) of Bonds............        12,781     (210,130)     143,630
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       166,297      (71,323)     261,457
   Distributions to Unitholders from:
      Net investment income....................................................      (151,493)    (140,798)    (117,758)
      Bonds sale or redemption proceeds........................................            --     (328,244)    (123,750)
      Redemption of Units......................................................       (86,022)    (122,236)    (187,582)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (71,218)    (662,601)    (167,633)
   Net asset value to Unitholders
      Beginning of period......................................................     2,954,341    2,883,123    2,220,522
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $49,908, $42,402 and $37,237, respectively)...........................   $ 2,883,123  $ 2,220,522  $ 2,052,889
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 194
MICHIGAN INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE SERIES                         PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $     300,000  Kelloggsville Public School District, County of Kent, State of
                         Michigan 1993 School Building and Site Bonds (General
                         Obligation-Unlimited Tax) FGIC Insured
                         5.100% Due 05/01/02                                                              $      - 0 -
                         5.100% Due 05/01/03                                     AAA                           307,818
----------------------------------------------------------------------------------------------------------------------
   B           250,000  Frenchtown Resort Drainage District, County of Monroe,
                         State of Michigan, 1993 Refunding Bonds
                         (AMBAC Indemnity Insured)
                         5.000% Due 05/01/02                                                                     - 0 -
                         5.100% Due 05/01/03                                     AAA      2001 @ 101           252,595
----------------------------------------------------------------------------------------------------------------------
   C             - 0 -  City of Oak Park, County of Oakland, State of Michigan, 1993
                         Refunding Bonds (General Obligation-Unlimited Tax)
                         AMBAC Indemnity Insured
                         4.700% Due 05/01/02                                                                     - 0 -
                         4.800% Due 05/01/03                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  Board of Control of Ferris State University (Michigan) General
                         Revenue Bonds, Series 1993 (AMBAC Indemnity Insured)
                         5.450% Due 10/01/02                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E            10,000  Michigan Public Power Agency, Belle River Project Refunding
                         Revenue Bonds, Series 1993A
                         5.100% Due 01/01/03                                     AA-                            10,186
----------------------------------------------------------------------------------------------------------------------
   F           150,000  Mount Clemens Community School District, County of
                         Macomb, State of Michigan, 1992 School Building
                         and Site Bonds (General Obligation-Unlimited
                         Tax) MBIA Insured
                         0.000% Due 05/01/03                                     AAA                           135,825
----------------------------------------------------------------------------------------------------------------------
   G           375,000  School District of the City of River Rouge, County of Wayne,
                         State of Michigan (General Obligation-Unlimited Tax)
                         1993 School Building and Site Bonds
                         (FSA Insured)
                         5.000% Due 05/01/03                                     AAA                           383,970
----------------------------------------------------------------------------------------------------------------------
   H           400,000  City of Detroit, Michigan, Sewerage Disposal System and
                         Revenue Refunding Bonds, Series 1993A
                         (FGIC Insured)
                         5.050% Due 07/01/03                                     AAA                           410,608
         -------------                                                                                    ------------
         $   1,485,000                                                                                    $  1,501,002
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 194
MICHIGAN INSURED MUNICIPALS INCOME TRUST                                              PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $     175,000  Allegan Public Schools, County of Allegan, State of Michigan,
                         1992 School Building and Site Bonds (General Obligation -        2002 @ 102
                         Unlimited Tax) AMBAC Indemnity Insured                           2009 @ 100 S.F.
                         5.750% Due 05/01/12                                     AAA      2002 @ 102 P.R. $    183,519
----------------------------------------------------------------------------------------------------------------------
   B           200,000  Kelloggsville Public School District, County of Kent, State of
                         Michigan, 1993 School Building and Site Bonds (General           2003 @ 101.50
                         Obligation-Unlimited Tax) FGIC Insured                           2009 @ 100 S.F.
                         5.750% Due 05/01/13                                     AAA      2003 @ 101.50 P.R.   211,196
----------------------------------------------------------------------------------------------------------------------
   C           650,000  Michigan State Hospital Finance Authority, Hospital Revenue
                         Refunding Bonds (St. John Hospital) Series 1993A
                         (AMBAC Indemnity Insured)
                         6.000% Due 05/15/13**                                   AAA                           675,851
----------------------------------------------------------------------------------------------------------------------
   D           650,000  The Central Michigan University Board of Trustees (Michigan)
                         General Revenue and Refunding Bonds, Series 1992
                         (MBIA Insured)                                                   2002 @ 102
                         5.500% Due 10/01/15                                     AAA      2014 @ 100 S.F.      659,029
----------------------------------------------------------------------------------------------------------------------
   E           150,000  Reeths-Puffer Schools, County of Muskegon, State of Michigan,
                         1992 School Building and Site Bonds (General
                         Obligation-Unlimited Tax) FGIC Insured
                         0.000% Due 05/01/17                                     AAA                            64,003
----------------------------------------------------------------------------------------------------------------------
   F           600,000  Michigan State Housing Development Authority, Limited
                         Obligation Revenue Bonds (Walled Lake Villa Project)
                         Series 1993 (FSA Insured)                                        2004 @ 103
                         6.000% Due 04/15/18                                     AAA      2008 @ 100 S.F.      616,914
----------------------------------------------------------------------------------------------------------------------
   G           650,000  School District of the City of River Rouge, County of Wayne,
                         State of Michigan (General Obligation-Unlimited Tax) 1993
                         School Building and Site Bonds (FSA Insured)                     2003 @ 101.50
                         5.625% Due 05/01/22                                     AAA      2015 @ 100 S.F.      657,963
----------------------------------------------------------------------------------------------------------------------
   H           650,000  Economic Development Corporation of the County of St. Clair,
                         State of Michigan, Pollution Control Refunding Revenue
                         Bonds (Detroit Edison Company Project) Series
                         1992DD (AMBAC Indemnity Insured)
                         6.050% Due 08/01/24                                     AAA      2002 @ 102           661,576
         -------------                                                                                    ------------
         $   3,725,000                                                                                    $  3,730,051
         =============                                                                                    ============



--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 194
NEW YORK INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE SERIES                         PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $      25,000  City of Yonkers, New York, General Obligation Serial Bonds,
                         Series 1992A (FGIC Insured)
                         6.000% Due 02/15/02                                     AAA                      $     25,441
----------------------------------------------------------------------------------------------------------------------
   B             - 0 -  New York State Thruway Authority, Emergency Highway
                         Construction and Reconstruction Revenue Bonds,
                         Series 1993A (FGIC Insured)
                         4.900% Due 03/01/02                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   C            55,000  Nassau County Industrial Development Agency (New York)
                         Civic Facility Revenue Refunding Bonds (Hofstra
                         University Project) Series 1993 (MBIA Insured)
                         4.600% Due 07/01/02                                     AAA                            55,311
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  Guam Power Authority, Revenue Bonds, Series 1992A
                         (AMBAC Indemnity Insured)
                         5.500% Due 10/01/02                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E           360,000  New York State Medical Care Facilities Finance Agency, North
                         Shore University Hospital at Glen Cove, Mortgage Project
                         Revenue Bonds, Series 1993A (MBIA Insured)
                         205M-4.400% Due 11/01/02                                AAA                           208,581
                         155M-4.500% Due 11/01/03                                AAA                           157,373
----------------------------------------------------------------------------------------------------------------------
   F           250,000  New York State Thruway Authority, Emergency Highway
                         Reconditioning and Preservation Revenue Bonds,
                         Series 1993A (FGIC Insured)
                         5.000% Due 01/01/03                                     AAA                           253,702
----------------------------------------------------------------------------------------------------------------------
   G           100,000  New York City, Municipal Water Finance Authority (New York)
                         Water and Sewer System Revenue Bonds, Fiscal 1990
                         Series A (AMBAC Indemnity Insured)
                         0.000% Due 06/15/03**                                   AAA                            89,920
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Metropolitan Transportation Authority, New York, Transit
                         Facilities Revenue Bonds, Series M
                         (AMBAC Indemnity Insured)
                         5.000% Due 07/01/03                                     AAA                           509,560
----------------------------------------------------------------------------------------------------------------------
   I           500,000  County of Suffolk, New York, Public Improvement Refunding
                         General Obligation (Serial) Bonds, Series 1993F
                         (FGIC Insured)
                         4.700% Due 07/15/03                                     AAA      2002 @ 102           506,260
         -------------                                                                                    ------------
         $   1,790,000                                                                                    $  1,806,148
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 194
TENNESSEE INSURED MUNICIPALS INCOME TRUST                                             PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $       - 0 -  The Health, Educational and Housing Facilities Board of the
                         County of Knox (Tennessee) Hospital Facilities Revenue
                         Refunding Bonds (Fort Sanders Regional Medical
                         Center) Series 1993 (MBIA Insured)
                         5.650% Due 01/01/08                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B           320,000  Metropolitan Government of Nashville and Davidson County
                         (Tennessee) Water and Sewer Revenue Bonds, Series
                         1992 (AMBAC Indemnity Insured)
                         5.750% Due 01/01/12                                     AAA      2002 @ 102 P.R.      332,938
----------------------------------------------------------------------------------------------------------------------
   C           530,000  City of Clarksville, Tennessee, Water, Sewer and Gas Revenue
                         Refunding and Improvement Bonds, Series 1992
                         (MBIA Insured)                                                   2002 @ 102
                         380M-6.125% Due 02/01/12                                AAA      2008 @ 100 S.F.      390,560
                         150M-0.000% Due 02/01/14                                AAA                            76,917
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  The Middle Tennessee Utility District of Cannon, Cumberland,
                         Dekalb, Putnam, Rhea, Rutherford, Smith, Warren, White
                         and Wilson Counties, Tennessee, Gas System Revenue
                         Bonds, Series 1992 (AMBAC Indemnity Insured)
                         6.250% Due 10/01/12                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E           465,000  City of Chattanooga, Tennessee, General Obligation Refunding
                         Bonds, Series 1992A (AMBAC Indemnity Insured)
                         5.500% Due 11/01/12                                     AAA      2002 @ 102           478,429
----------------------------------------------------------------------------------------------------------------------
   F            95,000  The Metropolitan Government of Nashville and Davidson
                         Counties (Tennessee) Electric System Revenue                     2002 @ 102
                         Refunding Bonds, Series 1992A                                    2013 @ 100 S.F.
                         6.000% Due 05/15/17                                     AA       2002 @ 102 P.R.       99,952
----------------------------------------------------------------------------------------------------------------------
   G           120,000  Tennessee Housing Development Agency, Homeownership
                         Program Bonds, Issue Y (Non-AMT)                                 2003 @ 102
                         5.900% Due 07/01/17                                     AA       2014 @ 100 S.F.      122,906
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Health, Educational and Housing Facilities Board of the County
                         of Knox (Tennessee) Hospital Facilities Revenue Refunding
                         Bonds (Mercy Health System) Series 1993B
                         (AMBAC Indemnity Insured)                                        2003 @ 102
                         6.000% Due 09/01/19                                     AAA      2016 @ 100 S.F.      515,145
         -------------                                                                                    ------------
         $   2,030,000                                                                                    $  2,016,847
         =============                                                                                    ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 194
TEXAS INSURED MUNICIPALS INCOME TRUST                                                 PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $     140,000  El Paso County, Texas, Limited Tax General Obligation Jail
                         and Refunding Bonds, Series 1993A (FGIC Insured)                 2003 @ 100
                         5.750% Due 02/15/11                                     AAA      2003 @ 100 P.R. $    145,338
----------------------------------------------------------------------------------------------------------------------
   B           150,000  State of Texas, Texas Public Finance Authority, Building
                         Revenue Refunding Bonds, Series 1990A
                         (MBIA Insured)
                         0.000% Due 02/01/14                                     AAA                            76,236
----------------------------------------------------------------------------------------------------------------------
   C           485,000  City of Houston, Texas, Water and Sewer System, Junior Lien
                         Revenue Refunding Bonds, Series 1992C (MBIA Insured)             2002 @ 102
                         5.750% Due 12/01/15                                     AAA      2010 @ 100 S.F.      497,300
----------------------------------------------------------------------------------------------------------------------
   D           150,000  North Central Texas Health Facilities Development Corporation,
                         Hospital Revenue Refunding Bonds (Children's Medical
                         Center of Dallas Project) Series 1993 (MBIA Insured)             2003 @ 100
                         6.000% Due 08/15/16                                     AAA      2014 @ 100 S.F.      152,420
----------------------------------------------------------------------------------------------------------------------
   E           500,000  City of Austin, Texas, Combined Utility Systems
                         Revenue Refunding Bonds, Series 1992
                         AMBAC Indemnity Insured)                                         2002 @ 100
                         5.750% Due 11/15/16                                     AAA      2013 @ 100 S.F.      502,505
----------------------------------------------------------------------------------------------------------------------
   F           230,000  Coastal Bend Health Facilities Development Corporation
                         (Texas) Revenue Bonds (Incarnate Word Health
                         Services Project) Series 1987A
                         (AMBAC Indemnity Insured)
                         6.300% Due 01/01/17**                                   AAA                           251,937
----------------------------------------------------------------------------------------------------------------------
   G           290,000  Lower Colorado River Authority (Texas) Junior
                         Lien Refunding                                          AAA                           201,696
                         Revenue Bonds, Series 1992 (AMBAC Indemnity Insured)             2002 @ 100
                         185M-6.000% Due 01/01/17**                                       2016 @ 100 S.F.
                         55M-6.000% Due 01/01/17                                 AAA      2016 @ 100 P.R.       60,510
                         50M-6.000% Due 01/01/17                                 AAA      2016 @ 100 P.R.       54,383
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Texas Health Facilities Development Corporation, Hospital
                         Revenue Bonds (All Saints Episcopal Hospitals of Fort
                         Worth Project) Series 1993B (MBIA Insured)                       2003 @ 102
                         6.250% Due 08/15/22                                     AAA      2013 @ 100 S.F.      516,935
         -------------                                                                                    ------------
         $   2,445,000                                                                                    $  2,459,260
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 194
WEST VIRGINIA INSURED MUNICIPALS INCOME TRUST                                         PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $     150,000  West Virginia Parkways, State of West Virginia, Economic
                         Development and Tourism Authority, Revenue
                         Refunding Bonds, Series 1993
                         (FGIC Insured)
                         0.000% Due 05/15/06                                     AAA                      $    116,855
----------------------------------------------------------------------------------------------------------------------
   B             - 0 -  Berkeley County Public Service District (West Virginia) Water
                         Refunding Revenue Bonds, Series 1993A
                         (AMBAC Indemnity Insured)
                         5.300% Due 03/01/08                                                                     - 0 -
                         5.400% Due 03/01/09                                                                     - 0 -
                         5.500% Due 03/01/10                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   C           385,000  The City of South Charleston, West Virginia, Hospital Revenue
                         Refunding Bonds (Herbert J. Thomas Memorial Hospital
                         Association) Series 1993A (MBIA Insured)
                         5.550% Due 10/01/10                                     AAA      2002 @ 100           389,146
----------------------------------------------------------------------------------------------------------------------
   D           470,000  State of West Virginia, University of West Virginia Board of
                         Trustees, State University System Revenue Refunding
                         Bonds, Series 1992 (AMBAC Indemnity Insured)                     2003 @ 102
                         6.000% Due 04/01/12                                     AAA      2008 @ 100 S.F.      491,023
----------------------------------------------------------------------------------------------------------------------
   E           500,000  West Virginia Housing Development Fund, New Multi-Unit
                         Housing Program Bonds, Series A
                         (AMBAC Indemnity Insured)                                        2003 @ 102
                         5.550% Due 11/01/13                                     AAA      2012 @ 100 S.F.      518,065
----------------------------------------------------------------------------------------------------------------------
   F           500,000  Morgantown Building Commission (West Virginia) Municipal
                         Building Lease, Revenue Refunding Bonds, Series 1993
                         (MBIA Insured)                                                   2003 @ 102
                         5.750% Due 01/01/19                                     AAA      2014 @ 100 S.F.      507,665
----------------------------------------------------------------------------------------------------------------------
   G             - 0 -  School Building Authority of West Virginia, Capital
                         Improvement Revenue Bonds, Series 1990A
                         (MBIA Insured)
                         6.000% Due 07/01/20                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   H           250,000  West Virginia State Hospital Finance Authority, Hospital
                         Revenue Bonds (Charleston Area Medical Center,
                         Inc.) Series 1993A
                         6.500% Due 09/01/23**                                   A2*                           291,610
         -------------                                                                                    ------------
         $   2,255,000                                                                                    $  2,314,364
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 194
KENTUCKY INVESTORS' QUALITY TAX-EXEMPT TRUST                                          PORTFOLIO AS OF JANUARY 31, 2001
----------------------------------------------------------------------------------------------------------------------
PORT-                                                                                      REDEMPTION       MARKET
FOLIO    AGGREGATE                                                                RATING    FEATURE          VALUE
ITEM     PRINCIPAL      NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE   (NOTE 2)   (NOTE 2)       (NOTE 1)
------   -----------    ------------------------------------------------------   --------  ----------     ------------
   A     $       - 0 -  University of Louisville, Kentucky, Consolidated Educational
                         Buildings, Revenue Bonds, Series H
                         5.875% Due 05/01/11                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B           100,000  City of Owensboro, Kentucky, Electric Light and Power
                         System Revenue Bonds, Series 1991B
                         (AMBAC Indemnity Insured)
                         0.000% Due 01/01/13                                     AAA                            54,588
----------------------------------------------------------------------------------------------------------------------
   C           155,000  Kentucky Infrastructure Authority, Wastewater Revolving
                         Fund Program, Revenue Bonds, Series 1993B                        2003 @ 102
                         5.600% Due 06/01/13                                     AA-      2009 @ 100 S.F.      158,692
----------------------------------------------------------------------------------------------------------------------
   D           475,000  Rockcastle County, Kentucky, School District Finance
                         Corporation, School Building Revenue Bonds,
                         Series 1993
                         5.700% Due 04/01/15                                     A+       2003 @ 102           486,310
----------------------------------------------------------------------------------------------------------------------
   E           500,000  City of Mount Sterling, Kentucky, Kentucky League of Cities
                         Funding Trust, Lease Program Revenue Bonds,
                         Series 1993A
                         6.200% Due 03/01/18                                     Aa*      2003 @ 102           512,280
----------------------------------------------------------------------------------------------------------------------
   F           275,000  Kentucky Infrastructure Authority, Governmental Agencies
                         Program, Revenue Refunding Bonds, Series 1993E                   2003 @ 102
                         5.750% Due 08/01/18                                     A+       2014 @ 100 S.F.      278,858
----------------------------------------------------------------------------------------------------------------------
   G           500,000  Louisville and Jefferson County, Metropolitan Sewer District
                         (Commonwealth of Kentucky) Sewer and Drainage
                         System Revenue Bonds, Series 1993
                         (MBIA Insured)                                                   2003 @ 102
                         5.300% Due 05/15/19                                     AAA      2014 @ 100 S.F.      501,725
----------------------------------------------------------------------------------------------------------------------
   H            30,000  Kentucky Housing Corporation, Multi-Family Mortgage
                         Revenue Bonds, Series 1993A (MBIA Insured)                       2003 @ 102
                         5.650% Due 07/01/22                                     AAA      2014 @ 100 S.F.       30,333
         -------------                                                                                    ------------
         $   2,035,000                                                                                    $  2,022,786
         =============                                                                                    ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.


                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                          NOTES TO FINANCIAL STATEMENTS
                         JANUARY 31, 1999, 2000 AND 2001

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above. The Michigan IM-IT Intermediate, Tennessee IM-IT and West Virginia IM-IT Trusts maintain insurance which provides for the timely payment when due, of all principal and interest on Bonds owned by it. Except in cases in which Bonds are in default, or significant risk of default, the valuation of the Bonds in such Trusts does not include any value attributable to this insurance feature since the insurance terminates as to any Bond at the time of its disposition.

   Security Cost - The original cost to each of the Trusts (Michigan IM-IT Intermediate, Michigan IM-IT, New York IM-IT Intermediate, Tennessee IM-IT, Texas IM-IT, West Virginia IM-IT and Kentucky Quality) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (March 25, 1993). Since the valuation is based upon the bid prices, such Trusts (Michigan IM-IT Intermediate, Michigan IM-IT, New York IM-IT Intermediate, Tennessee IM-IT, Texas IM-IT, West Virginia IM-IT and Kentucky Quality) recognized downward adjustments of $21,786, $30,216, $22,388, $22,238, $23,024, $21,710 and $22,205, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended January 31, 1994.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

   New Accounting Pronouncements - On December 1, 2000, the American Institute of Certified Public Accountants issued a new audit and accounting guide for Investment Companies. The revised guide codifies new accounting standards on several issues, including amortization of premium or discount on debt securities and accounting for offering costs. Changes required by the guide are to be applied prospectively and are effective for fiscal years beginning after December 15, 2000. Amortization of premium or discount on debt securities will result in a reclassification of amounts previously recognized in unrealized gains or losses to net investment income. Trusts with unamortized offering costs are to apply the provisions relating to offering costs as a cumulative effect of the change charged or credited directly to Net Asset Value to Unitholders. The trustee and the sponsor believe that the adoption of the provisions in the guide will not have a material impact on the financial statements of the trust.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

NOTE 2 - PORTFOLIO (CONTINUED)
   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Michigan IM-IT Intermediate, Michigan IM-IT, New York IM-IT Intermediate, Tennessee IM-IT, Texas IM-IT and West Virginia IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at January 31, 2001 is as follows:


                             MICHIGAN IM-IT MICHIGAN   NEW YORK IM-IT TENNESSEE
                               INTERMEDIATE   IM-IT    INTERMEDIATE     IM-IT
                                  TRUST       TRUST        TRUST        TRUST
                                ---------   ---------    ---------    ---------
Unrealized Appreciation         $  74,268   $ 116,505    $  85,404    $  77,486
Unrealized Depreciation              --        (6,539)      (1,241)      (4,222)
                                ---------   ---------    ---------    ---------
                                $  74,268   $ 109,966    $  84,163    $  73,264
                                =========   =========    =========    =========


                                         TEXAS         WEST VIRGINIA    KENTUCKY
                                         IM-IT            IM-IT         QUALITY
                                         TRUST            TRUST           TRUST
                                        ---------       ---------      ---------
Unrealized Appreciation                 $  96,959       $ 124,779      $  91,754
Unrealized Depreciation                    (1,710)           --             --
                                        ---------       ---------      ---------
                                        $  95,249       $ 124,779      $  91,754
                                        =========       =========      =========


NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to 4.058% of the aggregate offering price of the Bonds for the Michigan IM-IT Intermediate and New York IM-IT Intermediate Trusts and 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds for the remaining Trusts. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - Notwithstanding anything to the contrary in Part II of this Prospectus, the Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to the Trust). In addition, the Supervisor receives an annual fee for regularly evaluating each of the Trust's portfolios. Effective April 27, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. Van Kampen Investment Advisory Corp. will continue to provide portfolio supervisory services for each Trust as Supervisor at the fee described above. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.


NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                               YEARS ENDED JANUARY 31,
                                       1999            2000            2001
                                    ------------  --------------  --------------
  Michigan IM-IT Intermediate Trust     130             189             293
  Michigan IM-IT Trust                  34              238             130
  New York IM-IT Intermediate Trust     102             138             153
  Tennessee IM-IT Trust                 255             174             288
  Texas IM-IT Trust                     142             148             253
  West Virginia IM-IT Trust             28              67              27
  Kentucky Quality Trust                86              137             232


   CMSPRO194







                         VAN KAMPEN FOCUS PORTFOLIOS(SM)
                       A Division of Van Kampen Funds Inc.


                               PROSPECTUS PART II

                                 SEPTEMBER 2000



                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST



                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES






                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds





                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

--------------------------------------------------------------------------------

         The Securities and Exchange Commission has not approved or disapproved of the Trust units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.

THE TRUSTS
--------------------------------------------------------------------------------

         THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust or Van Kampen Focus Portfolios, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee or their predecessors.
         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of Bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the Bond issuers, the interest earned on the Bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each Bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain Bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".
         On the Date of Deposit, the Sponsor deposited the Bonds with the Trustee. The Bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the Bonds, delivered to the Sponsor evidence of ownership of the Units.
         The portfolio of any IM-IT, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the Bonds which matured.
         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.
         OBJECTIVES AND BOND SELECTION. The objectives of the Fund are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the Bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the Bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.
         In selecting Bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the Bonds was not less than "BBB-" for Insured Trusts and "A-" for Quality Trusts, or the Moody's Investors Service, Inc. ("Moody's") rating of the Bonds was not less than "Baa" for Insured Trusts and "A" for the Quality Trusts, including provisional or conditional ratings, respectively, (or, if not rated, the Bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by the Fund in the opinion of the Sponsor), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a Bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Fund Administration--Portfolio Administration").
     THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. We list the types of bonds in your portfolio in Prospectus Part I. We also describe these bonds in greater detail in the Information Supplement. See "Additional Information".

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, we also list other information about the bonds in the "Portfolio" in Prospectus
Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If you own this type of bond, you have the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of certain of these bonds can call the bond at a price below the bond's par value.

     "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that we can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until we deliver the bond to the Trust. You may have to adjust your tax basis if we deliver any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your Trust has not yet received them.

     RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your units will also fall. We cannot guarantee that your Trust will achieve it objective or that your investment return will be positive over any period.

     Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. We list the first date that the issuer can call each bond in the portfolio in Prospectus Part I along with the price the issuer would have to pay.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. We describe the different bond types under "The Bonds".

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price will vary with changes in the price of the Bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
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         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit.
         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of a Trust's portfolio:

       YEARS TO MATURITY    SALES CHARGE    YEARS TO MATURITY       SALES CHARGE    YEARS TO MATURITY      SALES CHARGE
       ------------------  --------------   -------------------   --------------    -------------------   --------------

        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708

         For purposes of computation of the estimated long-term return life, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the Bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of Bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.
         Any reduced sales charge is the responsibility of the selling Underwriter, broker, dealer or agent.
         Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen Funds Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.
         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.
         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the Bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the Bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of Bonds may be expected to average approximately 0.5%-1% more than the bid price.
         The aggregate price of the Bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Bonds will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.
         The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this Prospectus.
         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

ACCRUED INTEREST
         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.
         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.
         Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.
         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.
         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.
         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 70% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.
         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the Bonds by the Sponsor and the cost of the Bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the Bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the Bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.
         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.
         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.
         Interest received by a Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.
         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.
         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.
         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).
         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.
         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Bonds based on the bid prices of the Bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the Bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in an Insured Trust unless the Bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.
         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units redeemed. The Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.
         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.
         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.
         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the Bonds, actual Trust distributions, Trust expenses, a list of the Bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the Bonds upon request.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the Bonds or the Sponsor and any policy is non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. More detailed information regarding insurance on the Bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".
         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the Bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the Bond plus accrued interest to the date of payment and thereby retire the Bond from the Trust prior to the Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. The Trustee, upon the sale of a Bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the Bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the Bonds were sold on an uninsured basis.
         Because the Bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.
         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
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         SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. We are a subsidiary of Van Kampen Investments Inc. (which is an indirect subsidiary of Morgan Stanley Dean Witter & Co.). We specialize in underwriting and distribution of investment companies with roots in money management dating back to 1926. We are a Delaware corporation, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. You can contact us by calling (630) 684-6000 or at our offices listed on the back cover of this prospectus. As of November 30, 1999, our total stockholders' equity was $141,554,861 (audited). If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds. Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.
         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".
         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, Bonds generally will not be sold or replaced. The Sponsor may, however, direct that Bonds be sold in certain limited situations to protect the Trust based on advice from the Evaluator. These situations may include default in interest or principal payments on the Bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell Bonds designated by the Evaluator for purposes of redeeming Units or payment of expenses. The Evaluator will consider a variety of factors in designating Bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the Bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which Bonds may be sold or replaced. See "Additional Information".
         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because Bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any Bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.
         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of Bonds in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding Bonds. The Trustee will notify Unitholders of any amendment.
         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of Bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining Bonds. The sale of Bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".
         LIMITATION ON LIABILITIES. The Sponsor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the Bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Trust proceedings relating to the issuance of the Bonds or of the basis of the opinions. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.
         In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this Prospectus:
   (1) Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;
   (2) Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by a Unit. The Taxpayer Relief Act of 1997 ("1997 Act") includes provisions that treat certain transactions (e.g., short sales, offsetting notional principal contracts, futures transactions, forward sales, or similar arrangements) designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date that the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units.The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost. Unitholders should consult their own tax advisors with respect to calculating their basis;
   (3) Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and
   (4) Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.
         Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.
         "The Revenue Reconciliation Act of 1993" (the "1993 Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the 1993 Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. Legislative proposals have been made that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.
         In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings"includes all tax exempt interest, including interest on all of the Bonds in a Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced which would reinstate the Superfund Tax for taxable years beginning after December 31, 1998 and before January 1, 2010. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.
         Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult their tax advisers.
         In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.
         In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.
         All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.
         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.
         For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) generally is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded from the holding period for the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Unitholders should consult their own tax advisers as to the tax rate applicable to capital gain dividends.
         In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders should consult their tax advisers regarding the potential effect of this provision on their investment in Units.
         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. Except as otherwise noted in Prospectus
Part I, the Trusts do not include any such private activity bonds issued on or after that date.
         In general, Section 86 of the Code provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.
         In addition, under the 1993 Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
         Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.
         Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.
         For a discussion of the state tax status of income earned on Units of a Trust, see "State Trust Risk Factors and Tax Status". Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
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         ALABAMA RISK FACTORS. The financial condition of the State of Alabama is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. Alabama has a low growth rate in civilian labor. Income growth has also slowed in Alabama and is lower than the U.S. average. The Alabama economy grows at a slower rate than the national economy.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Alabama currently maintains a "AA" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.
         Further information concerning Alabama risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:
         In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:
         The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.
         Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.
         Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.
         Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.
         Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.
         Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.
         Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.
         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:
         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         In the opinion of counsel to the Sponsor, under existing law:
         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.
         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.
         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.
         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.
         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.
         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.
         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.
         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.
         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease. The services sector is growing rapidly in Arkansas. Although the economy is more diversified, Arkansas is still subject to shifts in its economy.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Arkansas currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.
         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:
         The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;
         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;
         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and
         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.
         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.
         All outstanding general obligation bonds of the State are rated "AA-" by Standard and Poor's and "Aa3" by Moody's.
         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each California Trust, the respective counsel to the California Trusts rendered an opinion under then existing California income tax law applicable to taxpayers whose income was subject to California income taxation substantially to the effect that: We have examined the income tax laws of the State of California to determine its applicability to the California Trust and the holders of Units in the California Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the California Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California Trust. However, although counsel to the Sponsor expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:
         1. The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.
         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unitholder.
         3. Each California Unitholder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.
         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.
         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includable in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:
         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.
         In the opinion of counsel to the Fund, under existing Colorado law:
         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.
         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:
         Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;
         Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;
         To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.
         Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.
         Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);
         Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and
         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.
         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.
         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Connecticut currently maintains a "AA", "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness. Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:
         The assets of the Connecticut Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.
         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Connecticut Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.
         In the opinion of special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of counsel to the Sponsor regarding Federal income tax matters, under existing Connecticut law:
         The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.
         Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.
         Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.
         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.
         The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.
         An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.
         DELAWARE RISK FACTORS. The financial condition of the State of Delaware is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Delaware's economy is dominated by the chemical and automotive industries. Manufacturing, services and trade are also a part of the economy, with agriculture playing a vital part. Delaware's economy is sensitive to shifts which may impact the Bonds in Delaware portfolio.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Delaware currently maintains a "AA+" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.
         Further information concerning Delaware risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

         (1) Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;
         (2) Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;
         (3) Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;
         (4) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individuals, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;
         (5) To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.
         (6) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;
         (7) Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and
         (8) The Units are not exempt from Delaware inheritance, estate and gift tax.
         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.
         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:
         The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel. It is assumed for the purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.
         "Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 200, Florida Statutes.
         In the opinion of counsel to the Sponsor, under existing law: For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.
         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.
         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.
         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.
         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.
         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:
         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         In the opinion of counsel to the Sponsor, under existing Georgia law:
         (1) For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Trust will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Trust and received by the Unitholders.
         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.
         (3) Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
         (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.
         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         HAWAII RISK FACTORS. The financial condition of the State of Hawaii is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Hawaii's economy has struggled for nearly eight years. Jobs are continually lost. Hawaii's tourism industry is a major part of its economy. The State is attempting to restructure its commitment to the tourist industry to further its economy.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         All outstanding general obligation bonds of the State are rated "A+" by Standard & Poor's and "A1" by Moody's.
         Further information concerning Hawaii risk factors may be obtained upon request to the Sponsor as described in "Additional Information". TAX STATUS. At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:
         (1) The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;
         (2) Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;
         (3) To the extent that interest on the Bonds, if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income"for purposes of Hawaii's corporate alternative minimum tax on corporations;
         (4) Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;
         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;
         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Hawaii net income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and
         (7) To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.
         We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.
         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy. The slower pace of the national economic expansion will dampen the growth rate of the Kansas economy.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         Although the State has no general obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moody's.
         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:
         The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;
         Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;
         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;
         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;
         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);
         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;
         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and
         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Kentucky has a strong industrial base of steel, aluminum, chemicals and machinery production. Services and trade make up a large part of Kentucky's employment. These industries tend to be highly cyclical and there is no assurance that these industries will continue to grow.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:
         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").
         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.
         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:
         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;
         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.
         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;
         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;
         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.
         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and
         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.
         Chapman and Cutler expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of services, gambling, industrial sectors and agriculture. These industries tend to be highly cyclical. The State's manufacturing sector may be adversely affected by the North American Free Trade Agreement and the General Agreements on Tariffs and Trade. Moreover, Louisiana could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:
         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.
         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.
         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and
         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.
         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.
         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.
         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.
         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Although Maine's economy is diversified, it is subject to shifts which may impact certain Bonds in Maine portfolio. One of Maine's greatest impediments to faster economic growth is slow population growth.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Maine currently maintains a "AA+", "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:
         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.
         In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:
         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;
         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;
         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;
         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and
         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.
         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.
         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness. Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:
         (1) For Maryland State and local income tax purposes, the Maryland Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.
         (2) To the extent that interest derived from the Maryland Trust by a Unitholder with respect to the obligations of the State of Maryland, the Government of Puerto Rico and their political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.
         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.
         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of obligations by the State of Maryland or its political subdivisions by the Maryland Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.
         These opinions relate only to the treatment of the Maryland Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.
         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.
         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.
         In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston, have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard & Poor's raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. Moody's rating is Aa3 and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.
         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:
         In the opinion of special counsel to the Fund, under existing Massachusetts law:
         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.
         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.
         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.
         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.
         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.
         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.
         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.
         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.
         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism, and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         As of October 16, 1998, all outstanding general obligation bonds of the state were rated "Aa1" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AA+" by Standard & Poor's.
         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Massachusetts tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:
         The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Unitholders.
         Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.
         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.
         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.
         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year, beginning in 1999.
         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.
         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.
         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:
         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed tthat, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax. With respect to the Possession Bonds, we have assumed that bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.
         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:
         (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;
         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;
         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;
         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;
         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;
         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and
         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.
         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.
         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that: The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.
         In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:
         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.
         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.
         (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.
         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.
         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.
         (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).
         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Nebraska has imposed a tax cut in its income taxes. This may result in significant revenue reduction in the future.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the manufacturing industries and is supplemented by the agricultural sector. These industries tend to be highly cyclical and there is no assurance that Nebraska's economic gains in recent years will continue. Moreover, Nebraska could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:
         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.
         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:
         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;
         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;
         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;
         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;
         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;
         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and
         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.
         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.
         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.
         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's.
         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each New Jersey Trust, Special Council to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantiality to the effect that:
         (1) The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.
         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.
         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.
         (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.
         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.
         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's most important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.
         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:
         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.
         In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:
         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.
         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.
         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.
         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.
         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.
         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.
         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.
         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.
         All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A2" by Moody's.
         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each New York Trust, Special Counsel to the Fund for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:
         The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.
         A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).
         Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).
         Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.
         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.
         If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.
         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of North Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.
         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each North Carolina Trust, Special Counsel to the Fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:
         In the opinion of special counsel to the Fund for North Carolina tax matters, under existing North Carolina law: Upon the establishing of the North Carolina Trust and the Units thereunder:
         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholder.
         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.
         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.
         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.
         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.
         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a general obligation bond rating of AA+ from Standard & Poor's and AA1 from Moody's.
         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantiality to the effect that:
         Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.
         In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:
         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.
         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.
         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.
         (4) Distributions properly attributable to interest on obligations issued by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.
         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.
         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.
         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of Aa3, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:
         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).
         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.
         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:
         (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.
         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.
         (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.
         (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.
         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.
         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler expresses no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.
         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Oregon economy continues to slow after the economic boom of the construction and manufacturing industries in 1994-96. Oregon consumers are turning to business as the primary force behind the State's economic expansion. Moreover, Oregon could be impacted by problems in its timber industry such as severe weather conditions.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:
         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independent examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").
         In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:
         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;
         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;
         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;
         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and
         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.
         Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.
         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.
         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.
         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa3 by Moody's.
         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Pennsylvania Trust, the respective counsel to the Pennsylvania Trusts rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income was subject to Pennsylvania income taxation substantially to the effect that:
         We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.
         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.
         Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:
         (1) The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.
         (2) Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.
         (3) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.
         (4) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.
         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.
         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.
         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
         (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.
         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.
         We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.
         Chapman & Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.
         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.
         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:
         In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:
         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.
         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)
         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.
         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.
         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.
         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of Tennessee currently maintains a "AA+", "Aaa" and "AAA" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.
         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:
         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").
         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.
         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.
         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.
         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.
         In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:
         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee Trust will not be subject to such taxes.
         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.
         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.
         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.
         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.
         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.
         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.
         We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.
         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State maintains a bond rating of Aa1 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.
         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:
         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;
         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;
         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and
         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).
         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.
         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.
         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.
         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.
         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).
         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:
         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax where rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludable from gross income for federal income tax purposes (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, (iv) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.
         In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:
         (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.
         (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.
         (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includable in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.
         (4) The Virginia legislature has recently enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.
         (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.
         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Virginia Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
         WASHINGTON RISK FACTORS. The financial condition of the State of Washington is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy consists of manufacturing, aerospace, government and agriculture. These industries tend to be highly cyclical and there is no assurance that growth in these industries will continue. One of Washington's major employers, Boeing Company has had several years of downsizing and only recently began hiring. Fluctuation in this industry can have an adverse effect on the state's economy. Washington could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Washington risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of closing for each Washington Trust, Special Counsel to the Fund for Washington tax matters, rendered an opinion under then existing Washington law substantially to the effect that:
         (1) Neither the State of Washington nor any of its political subdivisions imposes an income tax.
         (2) The State imposes a business and occupation tax on the gross receipts of all business activities conducted within the State, with certain exceptions. The Washington Trust will not be subject to this tax. Distributions of the Washington Trust income paid to Unit holders who are not engaged in a banking, loan, securities, or other financial business in the State (which businesses have been broadly defined) will not be subject to the tax. Unit holders that are engaged in any of such financial businesses will be subject to the tax. Currently, the business and occupation tax rate is 1.5%. Several cities impose comparable business and occupation taxes or financial businesses conducted within such cities. The current rate in Seattle is .415%.
         (3) The Units will not be subject to the State's ad valorem property tax, nor will any sale, transfer or possession of the Units be subject to State or local sales or use taxes.
         (4) Persons considering the purchase of Units should be aware that proposals have recently been suggested by the Governor and other officials of the State that would, if enacted, subject interest income received by persons resident in (or doing business within) the State to the business and occupation tax, whether or not such persons are engaged in a banking, loan, securities, or other financial business. It is unclear whether such proposals would exclude interest income derived from obligations of the State and its political subdivisions.
         The foregoing is an abbreviated summary of certain of the provisions of Washington statutes and administrative rules presently in effect, with respect to the taxation of Unit holders of the Washington Trust. These provisions are subject to change by legislative or administrative actions, or by court decisions, and any such change may be retroactive with respect to Washington Trust transactions. Unit holders are advised to consult with their own tax advisors for more detailed information concerning Washington State and local tax matters. The foregoing summary assumes that the Washington Trust will not conduct business activities within Washington.
         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.
         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
         The State of West Virginia currently maintains a "AA-" and "AA3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.
         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".
         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").
         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.
         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:
         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.
         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.
         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.
         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.
         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.
         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.
         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.
         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

EXPENSES
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         The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., which is an affiliate of the Sponsor, will receive the annual supervisory fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing portfolio supervisory services for the Fund. In addition, the Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. These fees may exceed the actual costs of providing these services for a Trust but the total amount received by the Evaluator for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of Bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.
         Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As Bonds in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds.
         The following additional charges are or may be incurred by the Trusts:
(a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Bonds to pay such amounts.
         Each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

ADDITIONAL INFORMATION
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         This Prospectus does not contain all the information set forth in the Registration Statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


OTHER MATTERS
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         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.
         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.
FOCUS ON . . .

  , YOUR PROSPECTUS PART II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts......9
    Fund Administration..............................10
    Federal Tax Status...............................11
    State Trust Risk Factors and Tax Status..........14
    Expenses.........................................46
    Additional Information...........................46
    Other Matters....................................47

  , DAILY PRICES
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Focus Portfolios Internet Pricing Page http://www.vankampen.com

  , ACCOUNT QUESTIONS
    (1)  Contact the Trustee
         (800) 221-7668

  , LEARNING MORE ABOUT UNIT TRUSTS
    (1)  Contact Van KampeN
         (630) 684-6000
    (1) Visit our Focus Portfolios Internet Product Page http://www.vankampen.com

  , ADDITIONAL INFORMATION
    You may obtain an Information Supplement that provides more details about your trust and its policies. (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668






                         VAN KAMPEN FOCUS PORTFOLIOS(SM)
                       A Division of Van Kampen Funds Inc.


                               Prospectus Part II
                                 September 2000



                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST



                           VAN KAMPEN FOCUS PORTFOLIOS
                                MUNICIPAL SERIES



                              VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  P.O. Box 5555
                      Oakbrook Terrace, Illinois 60181-5555











                        VAN KAMPEN FOCUS PORTFOLIOS (SM)
                       A Division of Van Kampen Funds Inc.

                             INFORMATION SUPPLEMENT

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST
                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Fund which is not described in the Prospectus for the Fund. This Information Supplement should be read in conjunction with the Fund's prospectus. This Information Supplement is not a prospectus (but is incorporated into the Prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS

                                                      PAGE
   Municipal Bond Risk Factors......................    2
   Insurance on the Bonds in the Insured Trusts.....    6
   Portfolio Administration.........................   12
   Sponsor Information..............................   13
   Trustee Information..............................   14
   Termination of the Trust Agreement...............   14
   Description of Ratings...........................   15
   Alabama Risk Factors.............................   17
   Arizona Risk Factors.............................   18
   Arkansas Risk Factors............................   18
   California Risk Factors..........................   20
   Colorado Risk Factors............................   23
   Connecticut Risk Factors.........................   26
   Delaware Risk Factors............................   27
   Florida Risk Factors.............................   28
   Georgia Risk Factors.............................   30
   Hawaii Risk Factors..............................   32
   Kansas Risk Factors..............................   32
   Kentucky Risk Factors............................   33
   Louisiana Risk Factors...........................   35
   Maine Risk Factors...............................   37
   Maryland Risk Factors...........................    37
   Massachusetts Risk Factors......................    38
   Michigan Risk Factors...........................    39
   Minnesota Risk Factors..........................    40
   Missouri Risk Factors...........................    41
   Nebraska Risk Factors...........................    42
   New Jersey Risk Factors.........................    43
   New Mexico Risk Factors.........................    44
   New York Risk Factors...........................    45
   North Carolina Risk Factors.....................    46
   Ohio Risk Factors...............................    48
   Oklahoma Risk Factors...........................    48
   Oregon Risk Factors.............................    49
   Pennsylvania Risk Factors.......................    50
   South Carolina Risk Factors.....................    51
   Tennessee Risk Factors..........................    53
   Texas Risk Factors..............................    54
   Virginia Risk Factors...........................    58
   Washington Risk Factors.........................    60
   West Virginia Risk Factors......................    62





                           MUNICIPAL BOND RISK FACTORS
   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described either on the cover of the related Prospectus Part I or under "Portfolio Diversification" under the "Summary of Essential Financial Information" of the related Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.
   Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.
   Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Fund, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.
   Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.
   Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds to make payments of principal and/or interest on such Bonds.
   Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.
   Certain of the Bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.
   Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.
   Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.
   Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
   Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.
   Certain of the Bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.
   Certain of the Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.
   Certain of the Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such Bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such Bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such Bonds during the interval between their purchase of Units and the actual delivery of such Bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all Bonds in the portfolios including "when, as and if issued" and "delayed delivery" Bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such Bonds) from the date they commit for Units.
   Certain of the Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.
   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS
   Insurance has been obtained by each Insured Trust, by the issuer of Bonds in an Insured Trust, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See Settlement of Bonds in "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.
   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.
   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.
   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).
   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the Bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.
   Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.
   CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's, "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Nippon Investors Service, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
    Pursuant to a merger of a subsidiary of MBIA Inc. with and into CapMAC Holdings Inc., CapMAC became an indirect wholly-owned subsidiary of MBIA Inc. on February 17, 1998. MBIA Inc., through its wholly-owned subsidiary, MBIA Insurance Corporation, is a financial guaranty insurer of municipal bonds and structured finance transactions. MBIA Insurance Corporation has a claims paying rating of triple-A from Moody's Investor Service, Inc., Standard & Poor's Ratings Services and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). Pursuant to a reinsurance agreement, it is anticipated that CapMAC will cede all of its net insured risks, as well as its unearned premiums and contingency reserves, to MBIA Insurance Corporation and that MBIA Insurance Corporation will reinsure CapMAC's net outstanding exposure. NEITHER MBIA INC. NOR ANY OF ITS STOCKHOLDERS IS OBLIGATED TO PAY ANY CLAIMS UNDER ANY POLICY ISSUED BY CAPMAC OR ANY DEBTS OF CAPMAC OR TO MAKE ADDITIONAL CAPITAL CONTRIBUTIONS TO CAPMAC.
   CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.
   CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s). THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.
   As of December 31, 1995 and 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserves) of approximately $260 million and $240 million, respectively, and had not incurred any debt obligations. As of September 30, 1997, CapMAC had qualified statutory capital of $278.6 million and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.
   Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, are filed with the Insurance Department of the State of New York and are available upon request. CapMAC is located at 885 Third Avenue, New York, New York 10022, and its telephone is (212) 755-1155.
   Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation ("AMBAC Assurance"). AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,967,246,831 (unaudited) and statutory capital of approximately $1,715,481,691 (unaudited) as of March 31, 1998. Statutory capital consists of AMBAC Assurance's policyholders' surplus and statutory contingency reserve. AMBAC Assurance is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Assurance.
   Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.
   AMBAC Assurance has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Assurance has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.
   MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.
   Effective February 17, 1998, MBIA, Inc. acquired all of the outstanding stock of CapMAC, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CapMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves to MBIA. MBIA, Inc. is not obligated to pay debts of or claims against CapMAC.
   As of December 31, 1998, the insurer had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 1999, MBIA had admitted assets of $6.8 billion (unaudited), total liabilities of $4.5 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.
   Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.
   MBIA Inc. is actively managing a high-priority Year 2000 (Y2K) program. The company has established an independent Y2K testing lab in its Armonk headquarters, with a committee of business unit managers overseeing the project. MBIA has a budget of $1.13 million for its 1998-2000 Y2K efforts. Expenditures are proceeding as anticipated, and MBIA does not expect the project budget to materially exceed this amount. MBIA has initiated a comprehensive Y2K plan that includes assessment, remediation, testing and contingency planning. This plan covers "mission-critical" internally developed systems, vendor software, hardware and certain third-party entities through which we conduct our business. Testing to date indicates that functions critical to the financial guarantee business, both domestic and international, were Y2K-ready as of December 31, 1998. Additional testing will continue throughout 1999.
   Moody's Investors Service, Inc. rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.
   Standard & Poor's rates all new issues insured by MBIA "AAA" Prime Grade. Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors
Service, L.P.), all rate the claims paying ability of MBIA as "Triple A."
   The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.
   The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.
   Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2000, the total capital and surplus of Financial Guaranty was $1.281 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.
   In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.
   Financial Security Assurance Inc. ("Financial Security" or "FSA") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.
   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.
   Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Financial Security is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of September 30, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $843,099,000 (unaudited) and $567,000,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $965,441,000 (unaudited) and $448,500,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department. Its telephone number is (212) 826-0100.
   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security or FSA Maryland under any financial guaranty insurance policy.
   The claims-paying ability of Financial Security and FSA Maryland is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
   Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.
   The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000. In order to be in an Insured Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the Bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in a Trust.
   Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings". The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.
   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.
   In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.
   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.
   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.
   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION
   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor, in connection with the Quality Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.
   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Fund of any securities other than the Bonds initially deposited is not permitted.
   If any default in the payment of principal or interest on any Bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION
   Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").
     MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); and real estate advice, financing and investing.
     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has its principal offices at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)
     As of March 31, 2000, the Sponsor and its Van Kampen affiliates managed or supervised more than $100 billion of investment products. The Sponsor and its Van Kampen affiliates managed $84.2 billion of assets for more than 63 open-end mutual funds, 39 closed-end funds and more than 2,700 unit trusts as of March 31, 2000. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.
     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION
   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.
   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Fund.
   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT
   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of Bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of Bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.
   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS
   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.
   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.
   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          II.  Nature of and provisions of the obligation.

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.
   MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows: Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.
   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
   Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                              ALABAMA RISK FACTORS
   Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past three decades. During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets. And by 1990, manufacturing accounted for only 26.7% of Alabama's real Gross State Product (the total value of goods and services produced in Alabama).
   The state's service sector, with about 24 percent of the state's total nonfarm employment, enjoyed moderate growth in 1999. Service employment growth slowed from 4.6 percent in 1998 to 1.9 percent from the third quarter of 1998 through the third quarter of 1999. Overall, Alabama's service industry should grow at about the same rate as in 1999, continuing on the sector's basic long-term growth path.
   Alabama's manufacturing employment fell by 3.1 percent from the third quarter of 1998 through the third quarter of 1999; the nation's manufacturing employment dropped 2.2 percent. This decline was significant for Alabama since the factory sector accounts for 19 percent of the state's payroll employment compared with 13 percent across the Southeast.
   Despite gains in expanding its non-farm sectors of its economy, Alabama is still strongly reliant on agriculture. Weather and international conditions are the main factors that will affect Alabama's farmers in 2000. While domestic demand should continue to grow moderately in 2000, international demand from Asia will rebound as that region recovers economically.
   Preliminary data show total nonagricultural employment as of March 2000 was
1.94 million, an increase of 1.7% from March 1999. This slow performance was due to two main factors. First, job losses, particularly in the non-durable (especially apparel) industries, offset job gains in other sectors. Secondly, the state's low unemployment rate (4.8% compared to 4.2% nationally in 1998) and the slow growth rate of its civilian labor force (-0.5% in 1999) makes it difficult for companies to find people with the skills needed to fill the jobs. Labor shortages are not expected to end soon in the state.
   Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.
   Revenues received by the State of Alabama for Fiscal Year 1999 totaled $12.87 billion. Taxes, accounting for more than half of all receipts, increased by 4.6% over Fiscal 1998 collections. The gain was lead by strong growth in personal and sales tax income, offsetting significant losses in oil and gas production taxes.
   Debt Management. Various authorities of the State of Alabama have been given statutory power to issue bonds. Records of bond issues are maintained by the Alabama Treasurer's Office and are included in the bonded indebtedness report, as compiled annually by the State Examiner. As of September 30, 1999, the Treasurer is responsible for paying debt service on 35 issues and is the paying agent on 32 of those issues.
   Total bonded indebtedness for the State of Alabama is $2.69 billion for the fiscal year ended September 30, 1999. The annual payment for Fiscal 1999 on these bonds is $279 million.
   Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by an Alabama Trust and thereby adversely affect Unitholders.
   Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA.

                              ARIZONA RISK FACTORS
   The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.
   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.
   The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

                              ARKANSAS RISK FACTORS
   Information regarding the financial condition of the State of Arkansas is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas.
   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.
   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. In addition, the services sector in the state's economy is growing more rapidly than any other area. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector.
   In Fiscal Year 1999, non-agricultural payroll employment expanded by 16,500 jobs, a 1.5% increase over Fiscal Year 1998. Since 1988, Arkansas employment has expanded by 278,700 jobs or at a compounded annual growth rate of 2.9%. The current record level of employment as of October 1999, of 1,199,700 jobs has been accompanied by a decline in the unemployment rate from 5.6% in 1998 to 4.2% in October 1999. A longer term perspective shows that the unemployment rate fell from 7.8% in 1988, or from 85,900 people in Fiscal Year 1998 to 52,700 in Fiscal Year 1999. In addition, while State employment rose and unemployment fell, the State's population grew by 203,500 persons.
   In Fiscal Year 1999, real output of final goods and services, totaled $56,043 million, an increase of 3.97% or $2,142 million over Fiscal Year 1998. Real output has grown at an annual compound rate of 3.7% since Fiscal Year 1988.
   The measure of real output per payroll employee is an important indicator of a broad-based improvement in the economic well being of the State's workers. Output per payroll employee has climbed from $44,995 in Fiscal Year 1988 to $48,819 in Fiscal Year 1999 as measured by constant 1992 dollars. This amount is 81.0% of the U.S. average up from 77.5% in Fiscal Year 1991. Since Fiscal Year 1988 the compound annual rate of growth of payroll worker productivity is 0.82%. This rate compares favorably to a U.S. growth rate of 0.85% per annum.
   Personal income consists of wages and salaries, dividends, interest, rent and transfer payments such as retirement incomes. Personal income does not include realized capital gains from the sale of assets. Personal income is measured in current dollars and reached a total of $54,171 million in Fiscal Year 1999 up by $2,408 million or 4.7% over Fiscal Year 1998. Since Fiscal Year 1988, personal income has climbed from $28,661 million at a compound annual growth rate of 6.3%. Per capita income has grown from $12,229 in Fiscal Year 1988 to $21,187 in Fiscal Year 1999, for a compound annual growth rate of 5.45%. During this time, the State's population has increased from 2,343,700 to 2,557,000, an increase of 213,300 persons or an annual rate of growth of 0.84%. In addition, the State's share of U.S. per capita income rose from 74.1% in Fiscal Year 1988 to 77.4% in Fiscal Year 1999. The gap reflects differences in output per worker as well as differences in the cost of living and taxation levels.
   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.
   General Fund revenues available for Fiscal Year 1999 were at $7.57 billion, an increase of 5.7% above Fiscal Year 1998 receipts. Total General Fund appropriations for Fiscal Year 1999 were $6.92 billion, an increase of 7.00% over Fiscal Year 1998.
   Debt Management. The Constitution of Arkansas specifically prohibits the creation of any state general obligation debt unless authorized in a statewide general election. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.
   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.
   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.
   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.
   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.
   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 1999, was approximately $399 million.
   Bond Ratings. State of Arkansas general obligation bonds hold the following ratings: Standard & Poor's Ratings Services, AA; and Moody's Investors Service, Inc., Aa2.

                             CALIFORNIA RISK FACTORS
   Economic Factors. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.
   There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
   Despite a recession in the beginning of the decade and the Asian financial crisis which affected the high-technology manufacturing industry in 1997 and 1998, California's economy has expanded over the last several years and ended 1999 on a strong note. Nonfarm employment growth averaged 2.9% and personal income was up more than 6.5%. The jobless rate was below 6% all year. The construction industry led California's employment growth in 1999, expanding by almost 9% over the year.
   The high technology manufacturing sector is improving as major foreign economies improve. Demand for computer services and software remains extremely strong, buoyed by the continued explosive growth of the Internet, and by financial sector needs related to the new Euro currency.
   California's population is expected to grow by 578,000 people in 1999-2000 to a total of 34.7 million. This reflects a 1.7% increase of population for the year. California's population is concentrated in metropolitan areas specifically located in the Los Angeles and San Diego counties. California's unemployment rate was 5.9% in 1999. In comparison, the unemployment rate for the United States during the same time was 4.2%.
   Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.
   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.
   Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.
   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.
   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.
   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $19.9 billion aggregate principal amount of general obligation bonds outstanding, and $13.2 billion general obligation bonds authorized and unissued, as of June 30, 1999.
   From July 1, 1997 to July 1, 1998, the State issued approximately $2.6 billion in non-self liquidating general obligation bonds and $1.0 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for $1.0 billion of the general obligation bonds and $514 million of the revenue bonds.
   Recent Financial Results. California maintains a Special Fund for Economic Uncertainties derived from General Fund revenues as a reserve to meet cash needs of the General Fund. As of June 30, 1999, the balance of this fund was $1.6 billion.
   The Budget. California's solid economic performance during 1998 led to healthy revenue growth. General Fund collections grew by 11.7% in fiscal year 1997-98 to reach $55.0 billion, an increase of $5.8 billion from the prior year. For fiscal year 1999-2000, the Governor's Budget expects total General Fund revenues of $60.3 billion, a 7.1% net increase from 1998-99. This revised estimate reflects the impact of the tax relief legislation which reduces current year collections $320 million from the baseline estimate, with a more moderate revenue loss in the budget year.
   Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax revenue in 1999-2000 is expected to be was $30,175 million, an increase of $1,649 million from the forecast for 1998-1999.
   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.
   Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.
   The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.
   Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.
   Bond Ratings. The State's general obligation bonds have received ratings of Aa3 by Moody's, AA- by Standard & Poor's and AA by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                              COLORADO RISK FACTORS
   Economic Outlook. Despite slowing somewhat later in the year, the State's economy continued on its fast track in 1998, and the economic outlook in Colorado remains moderately positive.
   Based on data published by the Colorado Department of Labor and Employment, job creation decreased during the 1999 fiscal year (July 1998 - June 1999). While there were 74,900 jobs created in the 1998 fiscal year, this figure dropped to 39,600 in 1999. Services and Special Trade Contractors were the number one and two largest growing industries in Colorado in 1998, followed by the finance, insurance, and real estate sector.
   The annual average non-agricultural unemployment rate in Colorado from 1994 to 1996 stabilized at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. The unemployment rate in Colorado held at 3.8% in 1998 while the nation's rate fell to 4.5%. Colorado's job growth rate increased 3.6% in 1998, down from the 4.0% growth rate in 1997. Total growth in nonagricultural employment in Colorado is expected to slow to slightly under 3.0% in 1999.
   Personal income rose 8.9% in Colorado during 1998 as compared with 5.9% for the nation as a whole. Colorado's real personal income growth has outpaced the national average since 1989 and will continue to do so in the foreseeable future.
   Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.
   The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance is $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. In 1998, the ending fund balance is $904 million. After accounting for the statutory 4% reserve of $177 million, the balance is $727. Based on December 20, 1998 estimates, the 1999 fiscal year ending General Fund balance is expected to be $673.9 million, or $486.3 million over the required Unappropriated Reserve and Emergency Reserve.
   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.
   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.
   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.
   According to the Colorado Economic Perspective, First Quarter, FY 1999, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year were limited to 5.5% (TABOR revenue growth limit) over expenditures during the 1997 fiscal year. The 1998 fiscal year is the base year for calculating the limitation for the 1999 fiscal year. The limitation for the 1999 fiscal year is estimated at 4.4%, based on inflation of 2.4% and population growth of 2.0% during 1998. The 1999 fiscal year General Fund and program revenues (cash funds) are expected to total $7,905.2 million, or $655.3 million more than expenditures allowed under the spending limitation. This will be the third time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. The second breach was in 1998, with $563.2 million refunded in the 1999 tax filing season. The refund is for the full amount of the surplus because in the November 1998 general election, voters rejected a ballot issue that would have allowed $200 million of the surplus for five years to fund transportation and educational capital improvements. The legislature will have to determine future surplus issues, as the Colorado Economic Perspective estimates that the limit will be breached by $655.3 million in the 1999-2000 fiscal year.
   There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.
   State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996, $514.1 million in fiscal year 1997 and $904.0 million in the fiscal year 1999. The fiscal year 1999 ending General Fund balance (before reserves) is projected at $673.9 million.
   Revenues for the fiscal year ending June 30, 1998, showed an expansion in Colorado's general fund, following an increase in 1998. Revenues grew by $719.3 million to $5398.7 million, a 15.4% increase from 1997. This figure was higher than the fiscal year 1997 pace of 9.6%. General Fund revenues exceeded expenditures by $660.1 million. Colorado's revenue growth in the 1998 fiscal year topped off one of the state's healthiest periods since the early 1980s. This growth can be attributed to the fortunes of the U.S. and are reflected in surging corporate and individual income taxes, which rose 11% and 19 % respectively, and estate tax revenues that increased to more than three times the 1997 level.
   For fiscal year 1998, the following tax categories generated the following respective revenue percentages of the State's $5,401.2 million total gross receipts: individual income taxes represented 56% of gross fiscal year 1998 receipts; sales, use and excise taxes represented 30.4% of gross fiscal year 1998 receipts; and corporate income taxes represented 4.9% of gross fiscal year 1998 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1999 are not expected to be significantly different from fiscal year 1998 percentages, with the exception of a one time estate tax payment in 1998 totally $109.6 million. These revenues are expected to drop back to more normal levels in 1999.
   For fiscal year 1999, General Fund revenues are projected at $5,779.0 million. Revenue growth is expected to increase 7.0% over FY 1998 actual revenues. General fund expenditures are estimated at $5278.6 million. The ending General Fund balance for fiscal year 1999, after reserve set-asides, is $486.3 million.
   State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.
   Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

                            CONNECTICUT RISK FACTORS
   Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. While its recovery lags behind most of the New England region, Connecticut has regained over 80% of the jobs lost during the recession, unemployment rates are down, retail sales are picking up, and the state has posted the strongest income gains in the nation. Factors contributing to the growing economy include:
   o A diversified manufacturing sector, including construction of transportation equipment, fabricated metals, non-electrical machinery and electrical equipment, and
   o A growing service sector.
   However, reductions in defense spending have reduced the significance of defense-related manufacturing to the state's economy.
   The average annual unemployment rate in Connecticut was reported to be 3.0% in 1999, as opposed to a national rate of 4.2%. Per capita personal income of Connecticut residents has increased every year from 1990 to 1999, rising from $25,935 to $38,747. Despite this growth, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.
   Connecticut operates on a fiscal year ending June 30 of each year. For the fiscal year ending June 30, 1999, Connecticut's General Fund ran an operating surplus of approximately $71,800,000. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year. As of
December 31, 1999, the Comptroller estimated a surplus of $241,400,000 for the 1999-2000 fiscal year.
   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,338,459,000 had been approved for issuance by the State Bond Commission and $9,872,122,000 had been issued.
   In addition to the general obligation bonds, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority.
   Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the state and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines in the value of their outstanding obligations and increases in their future borrowing costs.
   There can be no assurance that general economic difficulties or the financial circumstances of the state or its towns and cities will not adversely affect the market value of Connecticut bonds or the ability of the obligors to pay debt service on such bonds.
   General obligation bonds issued by the state of Connecticut's general obligation bonds are rated AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch IBCA, Inc.

                              DELAWARE RISK FACTORS
   Economic Outlook. The growth experienced in most sectors of Delaware's economy was considerably greater than in the other states of the mid-Atlantic region (Maryland, New Jersey, New York, Pennsylvania) and the nation since the 1980s. More than 50,000 jobs were created in the State since 1993, and Delaware is seeking innovative ways to create additional jobs and diversify its economy.
   Dominated by the chemical and automotive industries, manufacturing is the largest source of State income and third largest employer, closely following services and trade. Financial services, construction and tourism continue to be important factors in the State's economy. Agriculture also plays a vital part in Delaware's economy, with poultry accounting for over two-thirds of agricultural receipts in 1997. Soybeans, corn and dairy products are also primary farm products, and one-half of the State's land acreage is used for farming.
   The role of the finance, insurance and real estate and services sectors in Delaware's economy is increasing and the role of the manufacturing sector is decreasing as the State's employment base becomes more diversified. Yet employment in Delaware is still heavily concentrated in manufacturing, compared to regional averages. Employment in the manufacturing sector averaged 57,800 as of July 1999, a decline of 300 from July 1998. Manufacturing represented 14% of total jobs for the State as of July 1999. The majority of the jobs were in the nondurable goods sector.
   Delaware's two largest employment sectors, services and trade, provide a smaller percentage of employment than the national average. Services numbered 116,700 jobs as of July 1999, with an increase of 3,100 from July 1998; and the wholesale and retail trade sectors employed 92,700 as of July 1999, an increase of 3,400 from July 1998. Also as of July 1999, there were 51,200 jobs in the finance, insurance and real estate sector, an increase of 2,000 from July 1998.
   The State's total employment as of July 1999 was 414,600 compared to 402,200 as of July 1998. Employment has improved steadily in Delaware since the 1990-92 recession, during which the State lost over 500 jobs. During 1997, a total of 14,400 new nonfarm jobs were created, including every major sector of the economy.
   Delaware's labor force has kept pace with its growing job market by expanding faster than the national average. During the past ten years, the State's labor force has grown by 18%, compared to only 13.7% for the nation. During 1997, the State's labor force averaged 379,700. Delaware's labor force participation rate exceeds national levels, at 69.7% and 66.6%, respectively. Delaware's non-agricultural employment represents 98% of the State's workers.
   The State's unemployment rate for 1997 averaged 4.0%, down from 5.2% in 1996, while the United States averaged 5.4% in 1996 and 4.9% in 1997. During the first three months of 1998, Delaware has averaged 3.4% unemployment, significantly lower than the 4.7% average for nation.
   Delaware's per capita personal income reached $29,022 in 1997, up from $27,782 in 1996. This gain represents 4.5% growth, compared to the State's 5.9% gains in 1995 and 1996. The State's per capita personal income is currently 113.5% of the national average ($25,598), up from 113.2% in 1996. In 1997,
Delaware's growth rate slowed slightly as compared to the nation as a whole (4.8%), but the State retained its 5th place ranking among all the states in terms of per capita personal income. In terms of total personal income, however, Delaware ranked 44th in the nation, with a 5.6% gain during 1997. The national growth rate in total personal income during 1997 was 5.7%.
   The U.S. Census Bureau reports that Delaware's population was recorded at 666,168 during the 1990 Census. The population is estimated to have reached 731,581 during July 1997 and is estimated to grow to 739,337 during 1998. Between 1990 and 1997, Delawarepopulation has increased at a higher rate than the nation as a whole, with gains of 9.8% and 7.6%, respectively. Between July 1996 and July 1997, the State's population grew by 8,106 people, a 1.1% increase. Net in-migration accounted for approximately 38.2% of Delaware's growth in 1997, down from 51.1% in 1996. The State is the fifth least populated in the country. With an average population of 369 persons per square mile, however, only six states were more densely populated in 1997.
   Revenues and Expenditures. Delaware has actively sought to control expenditures and set funds aside for future economic downturns. The State has enacted a spending limit based upon actual receipts from previous fiscal years which automatically guarantees a continuing surplus. The State Constitution requires that a budgetary reserve fund be maintained, equal to 5% of estimated revenue for the next fiscal year. Access to this fund is possible only when there are unexpected revenue shortfalls or if there is a legislative reduction in tax rates. The cumulative cash balance in the combined Budget Reserve (or "Rainy Day Fund") and the Excess Reserve totaled $392.8 million at the end of Fiscal Year 1997, up from $379.3 million at the end of Fiscal 1996.
   Total General fund revenue for fiscal year 1998 was $2,046.2 million. Total ordinary expenditures were $1,900.0 million, leaving an unencumbered cash balance in the general fund of $214.2 million.
   The Delaware Economic and Financial Advisory (DEFAC) has projected net revenue collections for Fiscal Year 1999 at $2,133.9 million and $2,178.5 million for fiscal year 2000. Personal income tax accounts for approximately 34.7% of net Fiscal Year 2000 General fund revenues. Net collections (after refunds) are projected to total $762.2 million for Fiscal Year 1999 and $755.0 million for Fiscal Year 2000.
   The franchise tax accounts for 21.4% of net fiscal year 2000 General Fund revenues. Collections are projected to be $432.0 million for fiscal year 1999 and $466.6 million for fiscal year 2000.
   The Governor's Recommended Fiscal Year 2000 total General Fund operating budget is $1,992.7 million. In addition, the Governor has set aside $33.5 million for Grants-in-Aid. Total recommended Fiscal Year 2000 General Fund appropriations are more than $2,194.7 million, including $168.5 million in General Funds allocated to the Bond and Capital Improvements Act. Total appropriations represent less than 98% of projected net Fiscal Year 2000 revenue plus carryover funds.
   Debt Management. Recognizing the critical importance of controlling its debt, Delaware initiated a series of policies designed to centralize debt issuance and foster fiscal responsibility, including the elimination of short-term borrowing, provisions to prevent delaying or backloading debt obligations and debt authorization and issuance limits. Effective July 1, 1991, new tax-supported debt authorizations are limited to 5% of estimated General Fund revenue.
   Bond Ratings. State of Delaware general obligations bonds are rated as follows: Standard & Poor's Ratings Services, AA+; and Moody's Investors Service, Inc., Aa1.

                              FLORIDA RISK FACTORS
   Economic Outlook. In 1980, Florida was the seventh most populous state in the U.S. As of April 1, 1998, it was the fourth most populous state with an estimated population of 15 million. Florida continues to be the one of the fastest growing of the largest states, with an average increase since 1990 of about 1.9% annually (compared to the U.S. average annual population increase of about 1.0%).
   Florida's strong population growth contributes to the performance of Florida's economy. In addition to attracting senior citizens to Florida as a place for retirement, Florida is also recognized as attracting a significant number of individuals of working age (18-64). In recent years, Florida's prime working age population (18 - 44) has grown at an average annual rate of more than 2.0%. More than 60% of Florida's total population is at the working age (18
- 64). This share is not expected to change appreciably into the twenty-first century.
   The state's personal income has been growing strongly the last several years. It has tracked the U.S. average and has performed better than the southeast in particular. However, since 1989 Florida's per capita income has been consistently slightly below that of the U.S.
   Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.
   Personal income is frequently used to make comparisons among the states. However, using personal income to compare Florida to other states can be misleading because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.
   The state's per capita personal income in 1998 of $25,852 was slightly below the national average of $26,412, and was significantly ahead of that for the southeast United States, which was $23,725. Real personal income in the state is forecasted to increase 4.5% in 1999-00 and 3.6% in 2000-01. Real personal income per capita in the state is projected to grow at 2.5% in 1999-00 and 1.6% in 2000-01. The Florida economy appears to be growing in line with, but stronger than, the U.S. economy; however, it is expected to grow more slowly in the fiscal year ending June 30, 2000, than in the fiscal year ended June 30, 1999.
   Since 1991, the state's population has increased an estimated 11.7%, while the number of employed persons increased 15.0%. In that same period, Florida's total non-farm employment has grown approximately 24.6%. Since 1991, the non-farm job creation rate in the state is more than twice that of the nation as a whole. Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services. This has also contributed to Florida's strong economic performance.
   The service sector is now Florida's largest employment category. Presently, services constitute 36% and trade 25.5% of Florida's total non-farm jobs. The U.S., however, has a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.
   Florida's unemployment rate throughout the 1980's was consistently lower than that for the U.S., though it rose higher than that of the U.S. in the early 1990's. In current years, Florida's unemployment rate has again generally fallen below that of the U.S. It is estimated that Florida's unemployment rate will be 4.2% in the fiscal year ended June 30, 2000, and 3.8% in the fiscal year ending June 30, 2001.
   The state's economy is expected to grow at a moderate rate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 4.0% for the fiscal year ended June 30, 2000, and 3.5% for the fiscal year ending June 30, 2001. Trade and services, the two largest employment sectors, account for more than half of the total non-farm employment in Florida. Employment in the service sectors should experience an increase of 6.3% for the fiscal year ended June 30, 2000, while growing 5.4% for the fiscal year ending June 30, 2001. Trade is expected to expand 2.5% for the fiscal year ended June 30, 2000, and 2.9% for the fiscal year ending June 30, 2001.
   Revenues and Expenditures. Estimated 1999-00 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $20,455.9 million, a 4.4% increase over 1998-99. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $18,592.1 million of that is Estimated Revenues and represents an increase of 4.0% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $18,808.9 million, including a $60.1 million transferred to the Budget Stabilization Fund, 1999-00 unencumbered reserves are estimated at $1,707.1 million. Estimated 2000-01 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $21,253.4 million, a 3.9% increase over 1999-00. The $19,454.7 million in Estimated Revenues represents an increase of 4.6% over the previous year's Estimated Revenues.
   In fiscal year 1998-99, approximately 67% of the state's total direct revenue to its three operating funds were derived from state taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax (imposed on stocks, bonds, including bonds secured by liens on Florida real property, notes, government leaseholds, and certain other intangibles not secured by a lien on Florida real property), beverage tax, and estate tax amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available during fiscal 1998-99. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 55%, 24%, and 16%, respectively, of total expenditures from the General Revenue Fund.
   Tobacco Litigation Award to Florida. Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to total $13 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors.
   Debt Management. At the end of the fiscal year ended June 30, 1998, Florida had outstanding about $9,260 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $200 million in principal amount of full faith and credit bonds.
   Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.
   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.
   Bond Ratings. Florida maintains a bond rating of Aa2, AA+, and AA from Moody's, Standard & Poor's, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

                              GEORGIA RISK FACTORS
   Economic Outlook. Georgia's recovery from the economic recession of the early 1990s has been steady and is better than regional trends, though expansion in 2000 is expected to be less vigorous. In 1999, Georgia's economy increased, with the state's real Gross State Product ("GSP", inflation adjusted) increasing by 5.0%. The 2000 forecast anticipates that Georgia's real GSP will grow by 4.5%, higher than the expected rate of growth in the national Gross Domestic Product (3.0%). While this recovery does not meet the patterns set in past cycles, it is more representative of long-term trends.
   Total employment in Georgia grew by 3.2% in 1999, compared with the 3.5% gain in 1998. During 1998, the state's total employment averaged 3.85 million, up from 3.73 million in 1997.
   Although prospects are best for services, the outlook for the other sectors of the Georgia economy varies. Growth in the transportation, communications and public utilities sector will come from cyclical gains and the opening of new markets by technological advances. However, due to deregulation and restructuring, relatively few jobs will be created in public utilities. Wholesale and retail trade will see above-average growth, and finance, insurance and real estate will expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction and mining will decline moderately.
   The 1998 and 1999 annual average unemployment rates (seasonally adjusted) for Georgia were 4.2% and 3.8%, respectively, as compared to the national unemployment rates of 4.5% and 4.2%. Georgia's unemployment rate has decreased every year since 1992 and averaged 3.5% during the first three months of 1999.
   Georgia's per capita personal income grew by 4.8% to $25,020 in 1998, compared to the 4.3% increase the previous year. The national average increase in per capita personal income was 4.4% during 1998, down from 4.7% in 1997.
   The State's annual rate of population growth is dipping slightly--from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998--and is expected to drop to 1.8 in 2000. The Census Bureau estimates that in July 1999, Georgia's population reached 7.79 million, a gain of 151,000 over the previous year. It expects the population to reach 7.9 million by July 2000.
   Revenues and Expenditures. State income growth estimates during Fiscal 1999 were based upon cyclical gains, an expected loss from the elimination of the State's sales tax on eligible food and beverages (effective October 1, 1998), and an expected boost from changes in the federal capital gains tax. Total revenue collections in Fiscal 1999 were projected to rise by 4.8%. Through March 1999, the Georgia Department of Revenue collected $7.76 billion in the major tax categories, up $685 million over the same period in Fiscal 1998. The largest increases occurred in the estate tax and the individual income tax, up 59.5% and 13.3%, respectively.
   Debt Management. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.
   The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.
   Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.
   Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.
   Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's Ratings Services, AAA (upgraded from AA+ on July 29, 1997); Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that there will not be a decline in economic conditions or that particular Georgia Obligations purchased by the Fund will not be adversely affected by any such changes.

                               HAWAII RISK FACTORS
   Hawaii's labor markets continued to improve in 1998. Civilian employment expanded by 1.2% in the first eleven months of 1998 over the same period in 1997. Civilian employment has been growing steadily for the last four quarters. Unemployment has declined. As of November 1998, the monthly number of those employed had declined by 650 or 9.5% from the same time in 1997. Hawaii's average unemployment rate of 5.9% was down from 6.5% experienced in the first eleven months of 1997.
   Although overall the labor market has improved, nonagricultural wage and salary jobs continue to fall. As of November 1998, nonagricultural wage and salary jobs were 0.9% lower than in the same period in 1997. This has continued for about three years. It appears that the number of self-employed may be rising as those laid off start their own businesses. There was a 2.8% growth in the number of self-employed from 1996 through 1997. The largest declines of employment occurred in construction (-4.7%), manufacturing (-3.0%), and finance, insurance and real estate (-2.8%).
   In the public sector, federal government jobs fell by 1.0% through November 1998 relative to the same period in 1997. At 30,350, the number of third quarter federal government jobs was just slightly above the level last seen in 1980. In contrast, state and local government jobs both increased over the period by about 1.0%.
   Agricultural wage and salary jobs increased 7.0% from November 1997 to November 1998. This brings the total number of jobs in this sector to 7,650. The largest growth has been in the City and County of Honolulu. Agricultural wage and salary jobs in sugar and pineapple remained relatively flat; most of the growth occurred in diversified agriculture.
   Personal income has been one of the bright spots in Hawaii's economy because growth has remained strong at above 2.0%. Annual personal income growth was at 2.2% during the first half of 1998 compared to the same period in 1997. This is a somewhat slower rate of growth than the 2.6% growth in 1997 as a whole.
   General Fund revenue grew by 5.8% from November 1997 to November 1998. For fiscal year 1999, general fund revenues have increased by 4.6%. The single largest source of general fund revenue, general excise tax receipts, grew by 1.3% during 1998. This is an improvement from the 1997 decline of 2.5%. In early 1999, general excise tax receipts were growing 4.2%.
   Growth in general fund revenue has been largely due to increased in net individual income tax receipts, which grew by 12.1% from the January-November 1997 period to the same period in 1998. Much of the growth in early 1998 reflected lower refunds as a result of a reduction in maximum withholding rates that applied in 1997. Refunds fell by 15.4% in the first eleven months of 1998.
   During the first quarter of fiscal year 1999, net individual income tax revenues grew by 1.8% over the same period in 1998. Declaration of estimated taxes during this period grew by 23.4%. This strong growth seems consistent with growth in the proprietors'income portion of personal income and the suggestion that self-employment is rising in Hawaii.
   Tourism is a big part of Hawaii's economy. Visitor arrivals in 1998 declined for the first time since 1993. The total number of visitor arrivals fell by 2.0% from November 1997 to November 1998. There was a drop of 10.4% in eastbound arrivals.
   Total general obligation bonds outstanding as of July 1, 1998 was $3.369 billion. The State's total principal amount of outstanding indebtedness as of July 1, 1998 was $7.189 billion. General obligation bond per capita debt for fiscal year 1999 is estimated at $3,164 million.

                               KANSAS RISK FACTORS
   Generally. Kansas, a largely rural state with a population of 2.65 million, experienced another year of strong economic growth in 1999. Stability in durable goods manufacturing, coupled with healthy performance in the service, finance, insurance and real estate, and construction and trade industries, sustained the state's economic growth throughout the year. With more than 90% of Kansas' land area dedicated to crop and livestock production, agriculture continues as one of the most important sectors of the state economy. Kansas leads the nation in wheat and sorghum production, generates about 20% of the nation's cattle for slaughter, and recently set new records for earnings in wheat, corn and soybeans. While the farm economy is expected to remain soft, production continues to increase slowly.
   Other key components of the Kansas economy are manufacturing, telecommunications and health services. Although no single industry experienced large employment gains during 1999, all economic sectors with the exception of mining, exhibited stable, modest growth. Kansas kept pace with the Great Plains region in per capita personal income growth during 1999. Although its 4.4% growth rate outpaced the national growth rate during 1999, the state's per capita personal income gain is expected to be somewhat lower at 3.8% during 2000. Slow population growth (combined with steady employment growth), has kept the state's unemployment rate at historically low levels for the past few years, leaving many sectors to battle for workers.
   State Government. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers. The state budget office projects revenue growth of 3.7 percent for FY 2000, and 4.0 percent for FY 2001. The estimate assumes economic growth will continue in Kansas but at a moderate rate from the two previous years. In addition, the estimate reflects State General Fund income of $91.0 million from the State of Kansas's settlement with tobacco companies. Even with this projected revenue growth, the planning report shows that reduction from FY 2000 spending levels may need to be made in the coming budget year in order to maintain the statutorily required 7.5 percent ending balance. Limited resources will require continued prudent management and a careful consideration of priorities in each agency.
   The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. As such, the State of Kansas has no general obligation debt rating. No other provision of the Constitution or state statute limits the amount of debt that can be issued. Although the state's Comprehensive Transportation Program anticipates 662.0 million in bond revenue's estimated over the next ten years, Kansas continues to have the lowest per capita debt among the 50 states.
   Risk Factors. During 2000, a slowdown of national economic growth may tend to dampen the growth rate of the Kansas economy. Although the U.S. economy is expected to remain relatively healthy with modest growth, low inflation and low unemployment, the continuing Asian economic crisis is expected to have a substantial negative impact on U.S. exports, especially large capital goods.

                              KENTUCKY RISK FACTORS
   Economic Outlook. The Commonwealth of Kentucky is a modern industrial state, with manufacturing accounting for about one-fourth of the Commonwealth's total gross product. The Commonwealth has a strong industrial base of steel, aluminum, chemicals and machinery production, driven by massive water resources, low cost electric power and extensive barge transportation. Kentucky is located within 600 miles of two-thirds of the nation's population. The Commonwealth is a rail center for mainline services of several railroads, with service between the Great Lakes gateways and the Gulf of Mexico. In addition, Western Kentucky is at the heart of the nation's inland waterways and riverport system, standing at the junction of the Upper and Lower Mississippi, the Ohio River, and the Tennessee-Tombigbee navigation corridors.
   During 1998, the Kentucky and national economies made a strong showing. Employment in the Commonwealth grew 2.2% that year, mirroring national growth. To achieve this growth rate, Kentucky added roughly 37,000 jobs, matching its 1997 job growth rate.
   The strong performance in the Kentucky economy in 1998 was due in part to a growing manufacturing sector. Manufacturing employment increased by 1,700 jobs in 1998. The more rapidly growing manufacturing industries included wood and furniture products and plastic products. Large declines were also experienced in this sector, especially in the apparel and textile industries, which tend to be volatile because they are low-wage industries and their jobs often migrate to regions with low-cost labor. During 1998, both of these industries relocated many of their jobs to the Caribbean.
   Other major industry groups also posted employment gains during 1998. The services and retail trade sectors, Kentucky's largest employers, accounted for the most job growth again this year. Services industry employment increased by 3.1%, accounting for 13,400 new jobs, with business and health services leading the way. The retail trade industry grew at a rapid 2.5% rate, adding 8,400 jobs.
   Kentucky has led the U.S. in coal production in recent decades and exceeds the total production of all but seven countries around the world. Principal minerals produced in order of value are coal, crushed stone, natural gas and petroleum. Other minerals produced in Kentucky include sand and gravel, cement, ball clay, natural gas liquids and lime. The mining sector of the Commonwealth's economy provides only about 1% of total nonfarm employment, however, and coal mining employment did not grow at all during 1998.
   The Commonwealth's unemployment rate for 1998 averaged 4.6%, down from 5.4% in 1997, while the United States averaged 4.5% in 1998 and 4.9% in 1997. During the first four months of 1999, Kentucky has averaged 4.5% unemployment.
   In addition to its employment gains in 1998, Kentucky's economy performed well in terms of income. Total personal income rose by 5.0% compared to the U.S. average of 5.2%. In terms of per capita personal income, however, Kentucky rose to $21,506 in 1998, up from $20,657 in 1997. This gain represents 4.6% growth, compared to the Commonwealth's 4.0% gain in 1997 and the nation's 4.4% growth. Kentucky's per capita personal income is currently 81% of the national average ($26,412), enabling the Commonwealth to retain its 26th place ranking among the fifty states.
   The University of Kentucky Center for Business and Economic Research projects that the rate of growth in the Kentucky economy will exceed the national growth rate slightly during 1999-2001, mainly because the Commonwealth is expected to experience only a small job loss in its manufacturing sector, while manufacturing jobs nationally are forecast to decline sharply. Growth in gross state product, which is a measure of the value of all the Commonwealth's goods and services, is projected to average 2.2% annually over this period, while employment growth is forecast to average 1.6% annually. All major industry groups besides manufacturing and mining are expected to add jobs between 1999 and 2001.
   Moderate job growth is forecast to lead to wage and salary income gains of 1.8% per year for the forecast period, with a total income growth rate of 1.4% annually. Employment and income growth is projected to encourage net migration into Kentucky and yield an expected yearly population increase in the Commonwealth of 0.7%. Overall, job growth in Kentucky is expected to exceed national job growth, while population growth should be slower in Kentucky than in the United States as a whole.
   Revenues and Expenditures. Total General Fund revenues for Fiscal Year 1998 (ended June 30, 1998) were $6.15 billion, $14 million more than the budgeted estimate. General Fund revenues increased by 8.5% over FY 1997 revenues. This amount includes $6.0 billion in tax and non-tax receipts and $138 million in Operating Transfers. Receipts increased during FY 1998 despite the effects of an increase in the standard deduction from the individual income tax from $900 in 1997 to $1,200 in 1998. The deduction will increase again to $1,500 in 1999 and $1,700 in 2000.
   Sales and use tax receipts continued to perform well during Fiscal Year 1998, jumping 9.7% over the previous year's revenues. Receipts in this category totaled 35% of all General Fund revenues or $2.16 billion. Revenues from the individual income tax (almost 40% of total General Fund collections) grew by 9.7% to $2.42 billion in FY 1998, compared to 6.3% growth during FY 1997. Corporate income tax receipts improved by 14.0% during FY 1998, after falling 16.5% two years earlier. Property taxes experienced a loss in FY 1998 (-13%) after only small gains during FY 1997. On a GAAP basis, Kentucky's General Fund revenues totaled $11.60 billion during the past fiscal year.
   Growth in Kentucky's Road Fund has been fairly consistent for the past several years. During Fiscal Year 1998, receipts in the Road Fund grew by 7.5% to $1.01 billion. The majority of this Fund is composed of the motor fuels tax at $396.1 million (1.4% growth) and the motor vehicle usage and rental tax at $366.8 million (7.4% growth).
   Appropriations and expenditures from the General Fund during Fiscal Year 1998 totaled $5.96 billion, a 5.5% increase over FY 1997. Of these appropriations, $2.69 billion or 45% was spent on education and humanities, $1.37 billion or 23% on general government and $1.12 billion or 19% on human resources. On a GAAP basis, Kentucky's General Fund expenditures totaled $10.64 billion during the past fiscal year, leaving a $960 million balance.
   The Kentucky Auditor of Public Accounts has published the following adjusted revenue estimates for Fiscal Years 1999-2000. General Fund revenues are expected to reach $6.22 billion in FY 1999, up 3.8%; and $6.49 billion in FY 2000, up 4.4%. General Fund expenditures during the same years are expected to total:
$6.18 billion in FY 1999, up 1.8%; and $6.50 billion in FY 2000, up 5.1%. Of these appropriations, approximately 60% will be used for education (general and post-secondary), 10% for Medicaid, 9% for human services and 4% for corrections.
   Debt Management. General obligation bonds are issued through the State Property and Buildings Commission, subject to general referendum approval (for bonds over $500,000), as required by the Kentucky Constitution. General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth and denote application of specific or general tax revenues to provide payment of principal and interest requirements on the debt. No new bonds of this type have been issued since 1965, and none are outstanding or authorized but unissued as of June 30, 1998.
   Bond Ratings. Because it currently has no general obligation debt outstanding, the Commonwealth of Kentucky is not rated by Moody's Investors Service, Inc. or Fitch IBCA, Inc. Standard & Poor's Ratings Services has awarded Kentucky an implied credit rating of AA.

                             LOUISIANA RISK FACTORS
   Economic Outlook. As in the previous eleven years, Louisiana experienced employment growth, with six of the last seven years reporting record-setting employment growth. The slow down in the employment growth rate predicted last year is expected to continue, primarily because of the change in oil prices. Continued growth in the real gross domestic product for the United States is expected to slow down for the projection period, but a recession is not anticipated on the immediate horizon.
   Inflation and interest rates changes are expected to be very modest and should have minimal consequences in business decision making. A weakening in the exchange value of the dollar and recovering international economies will boost exports. The drop in energy prices pounded the oil and gas exploration section and its related fabrication and transportation equipment industries. This sector should begin a recovery phase within the forecast period due to sustained elevation in oil prices. Expansion plans for the chemical industry have had to be drastically revised as a result of the "Asian Flu" and declining product prices. Although improvements in the economies of other countries will provide some relief for this sector of the economy, growth is expected to be relatively flat. Shipbuilding continues to be a major strength in Louisiana's economy as the primary firms remain in a hiring mode. The largest source of new jobs for the next two years is expected to be the services sector, with the trade sector providing the next largest number of jobs. The textile and apparel sectors appear to have leveled off after huge losses due to the North American Free Trade Agreement (NAFTA) and the General Agreements on Tariffs and Trade (GATT).
   As a result of lower but continuing gains in employment, Louisiana's population continues to increase at a slower rate than in previous years, based on estimates from the U.S. Census Bureau. Louisiana's personal income continues to grow as reported in previous years, and is projected, in 2000, to surpass the $100 billion personal income mark for the first time in the State's history. Real per capita income, which is per capita income adjusted for inflation, is expected to continue rising at about 2.5% per year.
   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.
   Fiscal Year 1999 General Fund revenues totaled $4.45 billion, a $180 million increase from Fiscal Year 1998 receipts. Total collections for all governmental fund types (General, special revenue, debt service and capital projects) reached $13.04 billion during Fiscal Year 1999. Total expenditures for the governmental fund types reached $12.17 billion during Fiscal Year 1999.
   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.
   Louisiana Revised Statutes (LRS) 39:1365(25) and 39:1402(D) limit the authorization and issuance, respectively, of general obligation bonds. This serves as a legal debt limit. As of June 30, 1999, Louisiana's authorized limit was $15,501,084,000; total general obligation bonds authorized totaled $1,761,745,000 or 11.4% of the bond authorization limit. LRS 39:1367 requires the State Bond Commission to establish an annual limit on the issuance of net state tax-supported debt. For fiscal year 1999, the maximum amount of net state tax-supported debt allowed by statute was 9.0% of estimated General Fund and dedicated funds revenues, as established by the Revenue Estimating Conference. During the fiscal year 1999-2000, total net state tax-supported debt paid was $266,926,594 or 3.87%.
   The Omnibus Bond Authorization Act of 1996 provides for the repeal of state general obligation bond authorizations for projects no longer found feasible or desirable. As a result, there were no authorized but unissued bonds outstanding on June 30, 1999.
   Bond Rating: State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A-; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.
   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Louisiana Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trusts to pay interest on or principal of the Bonds.

                               MAINE RISK FACTORS
   Economic Outlook. Maine's economy is based in large part on the its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gains. Maine's population is not expected to grow fast enough to support the continuation of high job growth rates. Therefore, continued tightening of the labor market is expected. Maine anticipates to continue its recent performance during 2000. Population growth is expected to grow 0.4% over the next few years, while employment is expected to increase by 1.7% in 2000.
   Revenues and Expenditures. The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. The Fiscal Year 1999 budget was presented by the Governor and adopted by the legislature in 1997 but has been adjusted in light of actual FY 1997 and FY 1998 receipts.
   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.
   Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.
   Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.
   Bond Ratings. The State of Maine's general obligation bonds are currently rated as AA+ with a stable outlook by Standard & Poor's Ratings Services and AA by Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.). During 1998, Moody's Investors Service, Inc. raised its rating for Maine from Aa3 to Aa2.

                              MARYLAND RISK FACTORS
   From 1989 to 1997, the State of Maryland was negatively impacted by a downturn in the nation's economy and decreased defense spending and subcontracting work. Since then, however, job creation has increased and the unemployment rate has decreased. In 1999, Maryland's unemployment rate was 3.5% compared to the national rate of 4.2%.
   Job creation has been strongest in the areas of business services, construction, finance, insurance and real estate, while the weakest have been banks, utilities and several manufacturing industries. 57,700 jobs were added to Maryland's employment base in 1999.
   Per capita personal income in Maryland averaged $26,569 in 1998, while in 1999 the population reached nearly 5.2 million.
   Maryland's fiscal year ends June 30. As of that date for 1999, overall revenues for the state totaled $14.9 billion. This figure represents an increase of 6.4% over revenues for fiscal year 1998. Income taxes, sales taxes and transportation revenue constitute most of the state's revenue. During fiscal 1999, the individual income tax, the largest source of revenue, produced an additional 7.4% in receipts over the previous year, due to continued gains in employment, personal income and capital gains. Corporate income tax revenues increased by 14.2% during the same time period.
   The state's total expenditures reached $14.13 billion in fiscal year 1999. This figure represents a $1 billion or 7.6% increase over spending in the same period for 1998. Revenues exceeded expenditures by $770 million, and the actual fund balance for the state's general fund on June 30, 1999 was $1.97 billion, an increase of $382 million over the previous year.
   The public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The state itself issues general obligation bonds for capital improvements and for various state and local projects, for which property taxes, the debt service fund loan repayments and general fund appropriations are used for repayment. In addition, for transportation purposes the Maryland Department of Transportation issues limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the state has no liability and has given no moral obligation assurance.
   During Fiscal Year 1999, Maryland issued $475 million of new general obligation bonds. The state currently has $1 billion in authorized but unissued general obligation bonds. The Department of Transportation and the Maryland Transportation Authority had $754 million and $344 million, respectively, in outstanding limited obligation bonds at the close of the same time period.
   Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the state and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines in the value of their outstanding obligations and increases in their future borrowing costs.
   There can be no assurance that general economic difficulties or the financial circumstances of the state or its towns and cities will not adversely affect the market value of Maryland bonds or the ability of the obligors to pay debt service on such bonds.
   The general obligation bonds of the State of Maryland are rated by Moody's Investors Service, Inc. as Aaa; by Standard & Poor's Rating Services as AAA; and by Fitch IBCA, Inc. as AAA, making Maryland one of only a few states with three triple-A ratings.

                           MASSACHUSETTS RISK FACTORS
   Economic Outlook. The fiscal health of the Commonwealth of Massachusetts remains strong following its recovery from recession and excessive government spending in the late 1980s. The improved business climate, bolstered by substantially reduced taxes over the past few years, is in a much better position to withstand economic shocks than it was eight years ago. The economic base of the state has also diversified as reliance on traditional manufacturing and defense contracting has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries. On the whole, the Massachusetts economy is expected to continue to outperform those of the New England region and the nation into the foreseeable future.
   Through 2000, the Massachusetts economy is expected again to mirror the national economy, with moderate growth in personal income, stabilization of the unemployment rate, and a rate of inflation which is anticipated to outpace the nation by about 0.5%. The state will also continue to face risks including: a shortage of skilled labor coupled with low net population growth that will constrain job creation, and the prominence of the financial services industry such that Massachusetts could be impacted more than any other state if the financial markets suffer.
   Revenues and Expenditures. The fiscal well-being of the Commonwealth stems not simply from the long national economic expansion. The cooperation of the Legislature and the Administration in responsibly managing Massachusetts's finances has allowed the Commonwealth to recover from the budget deficits of the late 1980s as well as to prepare for the future. Legislation was approved in Fiscal Year 1998 to again raise the statutory ceiling on the Stabilization Fund, the Commonwealth's "rainy day" hedge against the fiscal pressures of an economic downturn. The fund's balance now stands approximately $123 million below its new statutory ceiling. The fund balance also ranks among the five largest in the nation, a stark contrast to the fund's zero balance in Fiscal Year 1990.
   Debt Management. Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. Massachusetts' current debt-management policy has resulted in a drop in the percentage growth of outstanding general obligation debt from 29% in Fiscal Year 1991 to 2% in FY 1998. This debt-management policy included the institution of an administrative cap on capital expenditures. Strict adherence to the capital cap has reduced the annual increase in debt-service expenditures from 20% between FY 1987 and FY 1991 to 4% in FY 1998. The average annual increase in the growth of debt is projected to remain at about 4% through FY 2002, despite the burden of finishing construction of the Central Artery/Tunnel Project, scheduled for completion in 2004.
   Ratings. Standard & Poor's Ratings Services raised its rating of general obligation bonds of the Commonwealth of Massachusetts from A+ to AA- in October 1997. The Moody's Investors Service, Inc. raised its rating of general obligation bonds of the Commonwealth of Massachusetts from Aa3 to Aa2 in January 2000, and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) raised its rating from A+ to AA- in January 1998.

                              MICHIGAN RISK FACTORS
   Economic Outlook. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Since 1994, the state unemployment rate has remained below the national average, overall employment has risen steadily, and business relocations and expansions in the state have increased dramatically. While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the state and some of its local governmental units
   Revenues and Expenditures. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. At the end of FY 1998, the BSF contained $1.05 billion, including a $49 million deposit and $65 million interest earned.
   The Michigan Constitution of 1963 limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. In the event that the statetotal revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service.
   Debt Management. Michigan's borrowings fall into two main categories: general obligation debt and revenue dedicated debt. This second type is issued with the provision that repayment will only be made from specific dedicated revenue sources and is not a general obligation of the state. The state's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year.
   Ratings. On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+. Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aa1 from its previous rating of Aa2 on October 16, 1998. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

                             MINNESOTA RISK FACTORS
   Economic Outlook. The State of Minnesota economy is one of the strongest and most diverse in the nation, exhibiting a balance of industries and solid expansion. Rapidly growing industries including business services, motion pictures and air transportation, as well as continued expansion in the state's more traditional industries, have contributed to this performance.
   Minnesota's economy continued to outperform national averages during 1999. Overall payroll employment increased in the late 1990's to a total over 2.6 million jobs. High technology industries, including printing and publishing, health and medical devices, and computer components and software are flourishing. During the 1990s, Minnesota's FIRE sector has grown approximately six times faster than the national average.
   Agriculture is another important factor of the Minnesota economy. Among the state's most important products are sugar beets, soybeans, corn, wheat, oats, peas, turkeys and cheese. During 1998, reduced Asian demand and good harvests sent farm prices below the break-even point for many crop and livestock farmers, causing farm income for Minnesota grain producers to hit the lowest levels since the mid-1980s.
   The annual unemployment rate in Minnesota has been below the national rate every year since 1985. The state's average unemployment rate for 1999 was 2.8% up from 2.4% a year earlier, but resting well below the U.S. rate of 4.2%. In conjunction with its low unemployment rate, Minnesota boasts the highest labor participation rate (75%) in the nation. Accordingly, investors should note that future economic growth may be hampered by shortages in skilled workers.
   Minnesota's per capita income growth has also outpaced the nation's during the 1990s. While population has been stable in 1999 with 1% growth (4.77 million), personal income has risen rapidly. The state has had good gains in per capita personal income in the last few years. Minnesota's per capita personal income level is now $26,295, almost 104% of the U.S. rate ($25,298).
   Wage and salary income growth, however, is projected to lag behind the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire.
   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The 2000-2001 biennium begins on July 1, 2000. The general fund budget adopted by the Legislature for the 2000-01 biennium is based on total projected revenues of $24.620 billion. Of this amount, $1.518 billion is brought forward from the previous biennium and $23.102 billion is current revenue. This is a 10.8 percent increase over the projections for the 1998-99 budget. The ending balance for FY 2000-2001 is projected to be $130 million.
   On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, will be $461 million during FY 1999, $242 million during FY 2001-03, and $121 million in FY 2003.
   Debt Management. Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation.
   Ratings. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds AAA. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

                              MISSOURI RISK FACTORS
   Economic Outlook. As a major manufacturing, financial, and agricultural state, Missouri's residents have enjoyed a vibrant and growing economy over the last five years demonstrated by low unemployment, large job gains and significant income growth. Missouri's economy continued its steady expansion throughout 1999. Unemployment reached record low levels, and inflation continued to be minimal. Personal income and total state output saw moderate growth. Missouri exports rebounded from the sluggish trade of 1998. Most indicators point to continued growth in 2000.
   Missouri's labor market remained strong during 1999. The state's seasonally adjusted unemployment rate for November was 2.6%. This compares very favorably to the nation's rate of 4.1%. Missouri's unemployment rate should remain low in 2000, remaining in the 3-4% range. The sectors seeing the biggest growth in employment during 1999 were construction, trade, and government. The manufacturing sector, however, took the biggest loss during 1999, realizing a decrease of about 7,627 jobs. This is due mostly to layoffs in the air transportation and apparel manufacturing subsectors.
   Missouri's personal income grew by 3.4% during 1999 to an estimated $137.5 billion, up from $133.0 billion in 1998. The nation's personal income grew by an estimated 5.4%. Wages also increased at a healthy pace during 1999. Preliminary establishment data indicates a growth of about 5% over these twelve months. Some disparity remains, however, between wages in the service producing sectors and the goods producing sectors, with wages in goods producing jobs being significantly higher. Personal income is expected to continue growing at about 4% during 2000.
   Revenues and Expenditures. The State of Missouri completed Fiscal Year 1999 in sound financial condition. Solid revenue collections, coupled with efficient management of state programs, allowed Missouri to maintain its status as one of the nation's best-run states. Missouri's robust economy over the recent past has enabled investment in targeted high priority programs and the opportunity to provide citizens with significant, meaningful tax relief. The Fiscal Year 2001 budget is tight due to the combination of substantial increase in mandatory costs and the impact of tax cuts enacted in past sessions. Calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1999 exceeded the total state revenue limit by $98.9 million. The entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 2000. Missouri's constitutional revenue and spending limit provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income.
   Desegregation Costs. The Fiscal Year 2000 budget marks a historic close in the desegregation chapter of Missouri history. With the end of the Kansas City case, and the potential end of the St. Louis case, there will be dramatic improvements in education funding for schools across Missouri. This was made possible by a positive and pro-active approach to resolving this litigation from the Governor, the Attorney General, and the Missouri General Assembly. Settlement negotiations in Kansas City have resulted in substantial saving to boost state aid to all Missouri schools. State law requires that desegregation savings go toward the school foundation formula and transportation funding. As of December 31, 1998, the state has spent $3.3 billion on the desegregation cases in St. Louis and Kansas City. At the end of Fiscal Year 1999, that total will reach an estimated $3.4 billion. Actual spending may vary from this estimate due to actions or inactions of the school district, the number of students, future court orders and the expenditure patterns of the school district. The Fiscal Year 2001 cost for the desegregation settlement is $50 million. A total of $45 million has also been set aside for supplemental appropriations and increases in estimated appropriations and $7.6 million for fund transfers and other adjustments.
   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive over $4 billion before the settlement's adjustments for inflation and discounts.
   Before Missouri can receive any funds from the settlement the state must reach finality in its lawsuit. Several parties have filed a motion to intervene in the case. The Circuit Court of the City of St. Louis denied their motion. However, they have appealed this decision to the Missouri Eastern District Court of Appeals. The timing of the final decision on this suit is uncertain and is dependent upon possible further appeal to the Missouri Supreme Court. In order to participate in the settlement, Missouri must settle its case prior to December 31, 2001. Until the state's lawsuit is finalized it is imprudent to include the funds in the state's budget.
   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.
   Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. Missouri is one of only eight states that have this highest rating from all three organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions.

                              NEBRASKA RISK FACTORS
   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.66 million people. During the 1970s and 1980s, the state suffered increasingly rapid outward migration, but this trend has reversed over the past decade. In 1999 the state's population grew by .03% Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. Nebraska's economy expanded with steady growth in labor force, employment, retail sales, income and tourism.
   With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Nebraska is a leader in the production of corn, sorghum, hay, soybeans and other dry edible beans, as well as cattle production, in which it ranks second only to Texas. Although the value of the state's farm land and buildings has increased, average crop and livestock prices have dropped for two years in a row. Any changes in agriculture and in the agricultural economy will continue to have significant consequences for the overall Nebraska economy.
   In terms of revenue and earnings, manufacturing is the other leading component of Nebraska's economy. Total nonfarm employment has been increasing in the last few years, with the largest percentage gains in construction, the finance, insurance and real estate sector, transportation/utilities, and the services sector, the state's largest employer. And although it employs only about 37,000 workers, the tourism sector has become increasingly important to Nebraska's economy, following only agriculture and manufacturing in total revenue.
   The Nebraska unemployment rate has been among the lowest in the nation throughout the 1990s. The state's unemployment rate was approximately 2.4% during 1999. The nation as a whole recorded 4.2% unemployment during 1999. Since 1993, Nebraska's unemployment rate has been significantly less than the average national rate and is often among the two the lowest in the nation.
   Revenues and Expenditures. Nebraska's Fiscal Year 1998 net general fund receipts reached $2.11 billion, 5.6% over the projected level of revenue. Of this total, the individual income tax represents the largest amount, with $981.6 million in receipts. The sales and use tax created $803.8 million in revenue for the state, and the corporate income tax generated $142.2 million. FY 1998 appropriations totaled $1.93 billion, up 3.3% over FY 1997 appropriations.
   Population. With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing estimates of net out-migration from 1974 to 1990, the U.S. Census Bureau estimated 15,288 more people moved to Nebraska than left between 1990 and 1999. Natural increases (births exceeding deaths) also helped boost the state's total population from the 1,578,417 people counted by the 1990 Census to an estimated 1,666,028 people in 1999. County-level population estimates show growth in 39 of Nebraska's 93 counties between 1990 and 1998, compared to only ten counties between 1980 and 1990.
   Economic Future. The Bureau of Business Research at the University of Nebraska-Lincoln estimates that non-farm employment in the state will grow 1.9 percent in 2000 and 1.6 percent in 2001. Nonfarm personal income will grow 5.1 percent in 2000 and 4.9 percent in 2001. Total taxable retail sales will grow about 5.1 percent in 2000 and 4.9 percent in 2001. Thus, growth will characterize the Nebraska economy in the near future, but growth rates will slow largely due to a tight labor market.

                             NEW JERSEY RISK FACTORS
   Economic Outlook. The New Jersey economy enjoyed another outstanding year in 1999. Strong employment growth drove employment to a new high, personal income grew at a substantial rate, and the estimated Gross State Product (GSP) increased by 4.0%, the highest growth in a decade.
   Located at the heart of the Boston-Washington megalopolis and with easy access to New York and Philadelphia, New Jersey is strategically located in an enormous concentration of consumers, laborers, and capital. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is known as the "invention state." New Jersey's companies and research institutions have produced at least 30 Nobel Prize winners, and the State currently houses over 140,000 researchers and scientists. About 1 out of every 10 private sector workers in New Jersey are employed by high-tech firms. New Jersey is also known as the "Medicine Chest of the Nation." The state has the nation's largest concentration of businesses that produce prescription pharmaceuticals, over-the-counter medications, generic prescription drugs, vitamins, diagnostic drugs, and medical devices. Finally, New Jersey is also a national leader in chemicals, instrumentation and related products, petroleum, plastics, and electrical equipment, as well as a number of new industries such as biotechnology, fiber optics, genetic engineering, and laser technology.
   It is expected that the New Jersey economy in Calendar Year 2000 will continue to grow at a moderate pace with little or no inflation. High levels of employment, steady income growth, and low interest rates will continue to support consumer and business spending. New Jersey's economy, by virtue of its educated, high-technology labor resources, has benefited from newly emerging information-based fields. Employment is projected to grow by 1.4 percent in 2000. Personal income growth is expected to remain around 5.5. percent. Real New Jersey Gross State Product is projected to slow to under 3 percent in 2000.
   Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. At the end of Fiscal Year 1999, total General Fund revenues reached $11.84 billion, with General Fund Revenues estimated $12.3 billion for Fiscal Year 2000. The Fiscal Year 2000 revenue projections are based on estimates of moderating economic growth.
   Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.
   Projected Fiscal Year 2000 revenue anticipates the receipt of $92.8 million from Tobacco Settlement. This represents the initial payment from the Master Settlement Agreement (MSA) reached in November 1998 between 46 states and the major tobacco companies. New Jersey is expected to receive payments totaling $7.459 billion over the next 25 years. These payments are subject to inflation and changes in national smoking trends as well as other offsets and credits outlined in the MSA. The Fiscal Year 2000 budget plans to use all of the $92.8 million for health related programs.
   Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. The appropriations for principal and interest payments on general obligations bonds for Fiscal 2000 are recommended at $518.7 million, including $479.7 million for principal and interest on bonds outstanding and additional funding of $39 million for proposed bond sales.
   Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows:
Standard & Poor's Ratings Services, AA+; Moody's Investors Service, Inc., Aa1; and Fitch IBCA, Inc., AA+.

                             NEW MEXICO RISK FACTORS
   New Mexico, along with much of the West, is one of the fastest growing states in the U.S. with 1,736,931 residents in 1998. Most of the population growth is occurring in the metropolitan areas. Employment naturally follows this trend, but at a stronger pace. In 1998 there were 725,000 non-agricultural jobs in the state (a 24% increase since 1990), with 65% of these jobs in the metro areas. In the first half of 2000, unemployment has been averaging around 5.4%.
   Job growth in the last 3 years has stayed around 2%. Trade, services and government employment accounts for 77% of total non-agricultural jobs, with services and trade posting annual gains of 2.5% and 2% respectively. Within the services sector, membership organizations, education and business services have experienced the highest growth. Walmart is the largest private sector employer in New Mexico (9,270 employees), with a large distribution center in Los Lunas and stores throughout the state. Technology is also driving growth in international trade. New Mexico's exports to the world grew by 5% in 1998 (US exports fell by 1% in the same period) to a record $1.975 billion. In the first quarter of 1999 exports from this state increased by a robust 76% over the same quarter in 1998. The major growth is coming from electric and electronic equipment, which has increased 90%. Intel is a large contributor to these numbers.
   Troubles in the Asian economy have caused declines in the manufacturing and mining sectors. Some hi-tech firms have lost jobs for this reason. In the same time period New Mexico has gained several new manufacturing facilities and this sector is expected to see new strength after 2000. Mining has lost nearly 2,000 jobs in two years. Reductions have occurred primarily in uranium, copper and potash (see table below). Low oil prices, along with the Asian flu, have also contributed to this downturn. This sector is not expected to recover in the near future.
   Residential construction, however, is expected to be generally weak within the construction industry. Higher interest rates and past overbuilding will lead to a 9.4 percent decline in single family housing units in 2000 and another 8.8 percent decline in 2001.
   Historically and today, agriculture is a foundation of New Mexico's economy. The 1997 Census of Agriculture indicates there are 14,094 farms in the state - 2% less than in the 1992 census. The average size of a farm in New Mexico is down slightly as well, from 3,281 acres in 1992 to 3,249 acres in 1997. However, the market value of agricultural products increased 29% to $1.6 billion in 1997. Crop sales accounted for 29% of the market value, livestock sales accounted for 71%.
   New Mexico total personal income was $34.6 billion in 1998, a 4.1% increase from 1997. Per capita personal income was $19,936, about 75% of the national average of $26,412. This represents a 37.7% change from 1990. Total personal income for New Mexico increased 57%.
   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.
   Preliminary results for fiscal year 2000 show recurring appropriations at $1.9 billion, up 3.7% from the previous fiscal year. Total recurring General Fund Revenue is forecast to grow by 4.9% for the full year in FY 2000.
   General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of December 30, 1999, the total principal amount outstanding on General Obligation Bonds was $213,008,000.
   Bond Ratings. Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds.

                              NEW YORK RISK FACTORS
   Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence. New York recovered slowly from the economic recession of the early 1990s due to several factors, including: significant retrenchment in the banking and financial services industries; downsizing by several major corporations; cutbacks in defense spending; an oversupply of office buildings; the high combined state and local tax burden; above-average unemployment due to a decline in manufacturing jobs; and dependence on federal aid.
   Notwithstanding, during the last few years, New York has shown signs of economic resurgence. The state's economic base is deep, diverse, and wealthy, and its reliance on the financial services section continues to drive the current prosperity. A serious Wall Street setback would jeopardize state revenue collections, and through a powerful multiplier effect, would dampen consumption, housing spending and ultimately, job growth in other sectors. Estimates of future economic growth are modest; during 2000, New York's economy is expected to expand more slowly with the state average unemployment rate estimated to be 5.3%, overall employment growing 1.1%, and personal income rising 4.2%. Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.
   State Government. Improvements in New York State's financial performance has generally exceeded the rate of the economic recovery. Spending constraint has been evident nearly every year; and revenue estimates have been realistic, particularly when consideration is given to the variety of tax cuts now embedded in both current and out-year operations. Operating surpluses have been achieved consistently in seven of the past eight years, and it is likely that the 2000-2001 fiscal year will close with another surplus.
   In August, 1998, Moody's Investors Service, Inc. lowered its rating for State of New York general obligation bonds from A1 to A2, its lowest state rating (Louisiana is the only other state to receive this rating). Standard & Poor's Ratings Services gives the state an A+ rating, which it has retained since improving from A- in January, 1992. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as A+.
   New York City. Even though the City had budget surpluses each year from 1981, budget gaps of nearly $2 billion are projected for the 2001, 2002, and 2003 fiscal years. New York City faces fiscal pressures from: aging public facilities that need repair or replacement; welfare and medical costs; expiring labor contracts; and a high and increasing debt burden. The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A- by Standard & Poor's and A3 by Moody's. The City proposes $25.3 billion of financing over fiscal 1999-2003 and is fast approaching its constitutional limits on debt issuance.
   Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.
   Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

                           NORTH CAROLINA RISK FACTORS
   Economic Outlook. During the 1990s, North Carolina's diversification from a manufacturing and farm-based economy to a knowledge-based economy has been fueled largely by new technology and science. In particular, the presence of large universities and the Research Triangle Park have generated much of the state's economic success, as have recent relocations of corporate headquarters and foreign-based high-technology industrial plants within the state. Overall, however, the current economic profile of North Carolina remains a combination of industry, agriculture and tourism.
   North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 23% of the total non-agricultural workforce, making North Carolina first in the nation in percentage of manufacturing workers. North Carolina leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the state. In addition, the finance industry has proven to be one of North Carolina's strongest areas. In terms of bank assets, Charlotte is now the second largest financial sector in the country.
   The state's gross agricultural income is among the highest in the nation. A wide variety of agricultural products and a continuing push in marketing efforts have protected North Carolina farm income from some of the wide variations experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is among the most diversified agricultural states in the nation.
   Despite declines in total employment, the state's unemployment rate continued to decline in late 90's and North Carolina's unemployment rate has been lower than the national average for the past five years.
   The state's ability to retain its low unemployment rate is related directly to decreases in the labor force comparable to those in total employment. During recent years, North Carolina's labor force has undergone significant change as the state has moved from an agricultural to a service and goods-producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have also been able to maintain, to a large extent, their rural residences.
   Low unemployment combined with strong job growth has put pressure on North Carolina's economic performance due to quickly rising labor costs. Because the labor market in the state is tight, labor costs have been rising at increased rates during the late 1990s. Thus far, improved productivity has offset the additional labor costs, but difficulties could arise in the future, possibly causing higher general inflation or reduced profitability for North Carolina businesses.
   Per capita personal income in North Carolina has risen steadily for the past four decades. In 1960, per capita income in North Carolina averaged only 71.2% of the national average, then stabilized at about 80% during the 1970s and 1980s. In 1998, per capita personal income grew to $25,087 or 91.1% of the national average ($27,541). North Carolina's per capita personal income is expected to increase by about 5% through 2001.
   The year 2000 is expected to look much like 1999, as economic growth slows in North Carolina. The Gross State Product is projected to increase by 3.5%, and job growth will be around 1.5%. As the economy slows, businesses making durable goods, like manufacturing and construction, will be the most adversely affected. Although projected growth is slower than in previous years, no recession is expected for the state.
   Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.
   Total revenues for general governmental functions (general fund, special revenue funds and capital projects) amounted to $22.3 billion for the fiscal year ended June 30, 1999. Total expenditures for the fiscal year 1999 amounted to $20.75 billion.
   The greatest impact on FY 1999 and FY 2000 revenues results from the Bailey and Patton lawsuits. In the Bailey cases, state and local government retirees filed a class action suit as a result of the 1989 repeal of income tax exemptions for state and local government retirement benefits. In Patton v. State of North Carolina (filed May 1995), federal retirees filed a lawsuit in state court for tax refunds for the years 1989 through 1994 alleging that adjustments made in response to the 1989 repeal of the tax exemption for state retirees constituted unlawful discrimination against federal retirees. On June 9, 1998, the state and the various retirees involved in the Bailey and Patton cases settled their respective cases in the amount of $799 million. Of this amount, $400 million will be disbursed as tax refunds during FY 1999, and $399 million will be paid in refunds during FY 2000.
   As North Carolina's economy expands so does its population. In 1999 North Carolina's population grew 1.4% to 7.65 million people.
   Bond Ratings. Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch IBCA, Inc. all rate State of North Carolina general obligation bonds as AAA, making North Carolina one of only a few states to maintain three triple-A ratings. In addition, approximately 25% of all AAA ratings for state and local governmental units nationwide are located in North Carolina.

                                OHIO RISK FACTORS
   Ohio's economy relies in large part on agriculture and durable goods manufacturing, and the state's financial condition varies in accordance with the cyclical nature of those activities. In particular, Ohio's economic activity is concentrated in the following areas:

          o    Manufacturing of motor vehicles and equipment;

          o    Steel;

          o    Rubber products;
               and

          o    Household appliances.

   Over half of the state's area is devoted to farming and 16% of total employment is related to agribusiness. In addition, the economy is diversifying as more jobs are created in the service and non-manufacturing sectors.
   The population in Ohio was estimated to reach 11,210,000 in 1998, constituting about 4.1 % of the nation's population. While historically Ohio's unemployment rate has been higher than the national rate, in recent years the rate has declined: in 1998 the unemployment rate in Ohio was 4.3% versus the national rate of 4.5%, and in 1999 both rates were 4.2%.
   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.
   State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the GRF), which is funded primarily by personal income and sales taxes. The state maintains a Budget Stabilization Fund that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years. Recent budget expenditures include:

          o    School building assistance;

          o    Classroom computers and interactive video distance learning;

          o    Budget Stabilization Fund maintenance; and

          o    Maintenance of Ohio's Income Tax Reduction Fund.

   The state's general operating budget for the 2000-01 biennium is set at $51 billion.
   Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations.
   Ohio's general obligation bonds are rated AA+ by Standard and Poor's, AA1 by Moody's and AA+ by Fitch.

                              OKLAHOMA RISK FACTORS
   Economic Outlook. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the state has broadened its economic base to rely less on petroleum and agriculture. Energy dependency has given way to an economic structure, including manufacturing-driven growth, which more closely resembles other state economies. There have been sizable employment increases in the state's manufacturing and service sectors over the past ten years, resulting in a production mix very similar to that of the nation as a whole.
   Mirroring the national economy, Oklahoma has been experiencing one of the longest expansionary phases in recent history. Current economic performance is much better than that experienced during the mid-1980s. As measured by Oklahoma's Gross State Product (GSP), the oil bust of the 1980s is over. All major sectors of the state's economy, with the exception of mining, improved during 1999.
   For the past several years, Oklahoma has enjoyed favorable economic gains, especially in employment. Employment growth in forecast to remain at 2.3 percent in 2000, even as U.S. employment growth is forecast to slow to 1.6 percent. Although the national slowdown will moderate growth in some of Oklahoma's sectors, the rebound in the energy sector along with some growth in the federal government will maintain Oklahoma's current rate of growth. As of October 1999, employment in Oklahoma's energy sector declined 5.7 percent from one year earlier because of the dramatic drop in oil prices. The rebound in oil prices though leads to a forecast of a bottoming out in mining employment and even a slight increase in 2000. With the improved U.S. export picture associated with the rebound of foreign economies, manufacturing employment is forecasted to pick up somewhat, particularly for durable goods manufacturing. Services growth will continue to be strong, particularly in Business Services. Construction employment growth in housing is forecast to slow somewhat because of the recent increases in mortgage rates. However, rebuilding associated with the damage caused by last May's tornadoes and Oklahoma's road building program will cause overall construction to continue its pace of growth.
   Above average growth for the state should also continue in Oklahoma's two largest metropolitan areas: Oklahoma City and Tulsa. Oklahoma City is forecast to finish 1999 with 2.4 percent employment growth and follow that with 2.6 percent employment growth in 2000. Strong growth will continue in Tulsa with 1999 expected to come in at 3.6 percent, followed by a forecast of 2.7 percent employment growth for 2000.
   Revenues and Expenditures. State finances are governed by rules designed to ensure sound, conservative management. The legislature cannot appropriate more than 95% of the general revenue expected to be collected in the coming year. Unlike many states that use seasonal borrowing to meet cash demands, Oklahoma maintains a cash flow reserve sufficient to meet fluctuating cash needs. General obligation indebtedness is prohibited without a vote of the people. The impact of these fiscally conservative rules, however, has been to some extent offset by the practice of granting pension benefits and incurring other liabilities without providing the long range funding required to assure that the State will be able to pay those amounts when they become due. In spite of these challenges, the State's overall financial condition is healthy. The State's general obligation debt load remains modest and the State's "Rainy Day Fund" provides ample room to address unforeseen emergencies.
   Debt Management. The Authority of the State to incur debt is described in
Article X, Section 25, of the Oklahoma Constitution. In 1987, the State created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuances. Both commissions must approve each financing plan before obligations are issued. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the State are rated "Aa3" by Moody's Investors Service and "AA" by both Standard & Poor's Corporation and Fitch Investors Service. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977. As of June 30, 1999, the outstanding general obligation net debt of the State of Oklahoma was $309 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

                               OREGON RISK FACTORS
   Due to a shift in from reliance on the timber industry to the high technology industry and the effect of the Asian financial crisis, Oregon's economy is growing but at a slower rate than previous years.
   Oregon unemployment decreased to 5.6% during 1998, down from 5.8% in 1997 but remains above the national average of 4.5%. The total population of the state is expected to reach 3.4 million by 2000, a 4.2% increase over the 3.26 million estimate in 1998.
   Manufacturing job growth slowed in the second half of 1997 and has continued to remain slow since then. Manufacturing is expected to grow 0.9% in 2000 and 1.5% in 2001. The non-manufacturing sector has grown more rapidly than the manufacturing sector and was estimated to provide over 1.3 million jobs in 1998. It is expected that jobs in this sector will increase 2.3% in 2000 and 2.2% in 2001.
   The service-producing sectors recorded solid gains in the last quarter of 1999. Non-health services added 5,400 jobs for an 8.2% increase. The strongest growth was in business services and engineering and management services. The service sector should see annual job growth of 3.4% in 2000 and 3.0% in 2001.
   Oregon's preliminary per capita personal income figures for 1998 confirm the state's strong economic performance. Overall, personal income rose 3.6% in 1998, as compared to the national figure of 4.7%.
   The Oregon Office of Economic Analysis expects Oregon's economy to outperform the nation Oregon's job growth is projected to increase from 1.7% in 1999 to 2.1% in 2000 and 2001. Personal income increased 5.8% in 1998 and 5% in 1999. It is expected to grow by 6.0% in 2000 and 5.9 in 2001. Wage and salary income is expected to grow 6.7% in 2000 and 2001.
   Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.
   Actual General Fund revenue for the 1995-97 biennium was $7,731.58 million. The Office of Economic Analysis projects General Fund revenue to be $8,573.2 million for the 1997-99 biennium. This is an increase of $69.1 million compared to the March 1998 forecast. The June 1997-99 revenue projection is $348.1 million higher than the 1997 close of legislative session (COS) forecast. The beginning balance is estimated to be $794.2 million. The 1997-99 total General Fund resource estimate is $9,367.4 million.
   A surplus kicker refund credit is projected for personal income taxpayers. If the current forecast holds, a refund of $356.2 million will be paid to taxpayers in the fall of 1999. No corporate kicker credit is forecast.
   General Fund revenue is projected to be $10,013.4 million for the 1999-2001 biennium and $11, 135.2 million for the 2001-003 biennium (an increase of 11.2% over 1999-2001). As of June 30, 1998, total outstanding general obligation bonds was $2.96 billion. The debt service requirements, including interest of approximately $2.1 billion, as of June 30, 1998, was $5.17 billion.
   All outstanding general obligation bonds of the State of Oregon are rated AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

                            PENNSYLVANIA RISK FACTORS
   Generally. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversity unto the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.
   Pennsylvania's economy is projected to continue its expansion during 2000. Consumer spending, supported by continued gains in income, will help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing.
   State Government. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.
   The Governor has proposed a General Fund Budget for 2000-01 that strengthens public education, emphasizes and encourages job creation and business development, protects the environment, returns money to taxpayers and promotes personal self-sufficiency. The proposed 2000-01 General Fund Budget is $19.7 billion, an increase of $339 million, or 2.1 percent. Furthermore, $643.5 million tax reductions and tax rebates are proposed in 2000-01 to help families and to stimulate job creation and retention. This is the largest proposed tax cut in Pennsylvania history. With the transfer at the end of 2000-01, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $1.1 billion, nearly seventeen times the balance in 1994-95.
   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.
   Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa3 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa2. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.
   Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

                           SOUTH CAROLINA RISK FACTORS
   Economic Outlook. In 1995, South Carolina unveiled its Approaching 2000 plan, the State's first comprehensive strategic plan for economic development. South Carolina is primarily a manufacturing state, with 20.3% of all non-agricultural jobs in 1998 in the manufacturing industry, exceeding the U.S. average of 14.9% and making the State the seventh highest manufacturing employment concentration in the nation. The Approaching 2000 plan emphasizes economic diversification, moving away from traditional manufacturing such as the textile industry and toward attracting industries with high manufacturing content. Most of South Carolina's growth in 1998 occurred in emerging, high value-added manufacturing sectors such as chemicals, metals and equipment, rubber and plastics, and paper and printing. Approaching 2000 has also promoted a rural development strategy, seeking to increase rural investment and job growth outside the major cities. In the four years since the introduction of the plan, South Carolina has experienced a record $22.4 billion in capital investments (including over $4.4 billion for rural areas), substantial increases in average wages, and 110,870 new jobs created in 1998.
   According to the U.S. Department of Commerce Bureau of Economic Analysis, per capita personal income in South Carolina increased from $20,508 in 1997 to $21,387 in 1998, compared to a national per capita income increase from $25,288 to $26,482, and a Southeast region increase from $22,751 to $23,791 in these years. In 1998, South Carolina's per capita personal income reached 80.6% of the national average, falling from 39th to 42nd among the fifty states. South Carolina's total personal income, however, increased 5.6% in 1998, keeping pace with the nation's and region's growth at 5.7% and 5.8%, respectively. During the first quarter of 1999, the State ranked as one of the seven states with the fastest growth rates in personal income, at 1.7%. The corresponding national rate for the same period was 1.2%, and in the Southeast region, 1.3%.
   Employment in South Carolina over the last two decades has grown one-third faster than the United States as a whole. In 1998, the State's economy added 31,632 new jobs in the non-agricultural sector (including 10,118 in non-urban areas), 11% more than the previous record set in 1997. Between October 1995 and October 1996, South Carolina experienced the largest unemployment rate increase (0.9%) in the nation. However, South Carolina's unemployment rate decreased dramatically in the past few years, from averages of 6.0% in 1996, 4.5% in 1997, and 3.8% in 1998. The national unemployment rate decreased from averages of 5.4% in 1996, 4.9% in 1997, and 4.5% in 1998. During the first ten months of 1999, the State's unemployment rate has averaged 4.0%.
   Revenue and Expenditures. The State Constitution requires the General Assembly to provide a balanced budget and requires that any deficit be corrected in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, put into place reductions in appropriations in order to prevent a deficit. A constitutional amendment was approved in the November 6, 1984 general election providing that annual increases in State appropriations may not exceed the average growth rate of the State's economy and that the annual increase in the number of State employees may not exceed the average growth of the State's population. The State Constitution also establishes a General Reserve Fund and a Capital Reserve Fund for the purposes of covering budgetary deficits.
   The General Reserve Fund balance must equal 3% (reduced from 5% to 4% in 1984 and from 4% to 3% in 1988) of the General Fund revenue as of the latest completed fiscal year. Funds may be withdrawn from the reserve only for the purpose of covering operating deficits. The amount withdrawn must be restored to the account within three years out of future revenues until the 3% requirement is again reached. The General Reserve Fund balance at the end of fiscal years 1997 and 1998 was $127 million and $130.4 million, respectively. The 1999-00 fiscal year balance of the General Reserve Fund is approximated at $145.4 million.
   The Capital Reserve Fund is a recurring appropriation that must equal 2% of the General Fund revenue as of the latest completed fiscal year. If the current year's revenue forecast projects a year-end deficit by March 1, then the Capital Reserve Fund appropriation must be reduced to the extent necessary before mandating any operating appropriation reductions. If no year-end deficit is projected by March 1, the Capital Reserve Fund may be appropriated in separate legislation by a two-thirds majority of each house. Allowed expenditures are:
(1) to finance in cash previously authorized capital improvement bond projects;
(2) to retire interest or principal on bonds previously issued; or (3) for capital improvements or other nonrecurring projects. The Capital Reserve Fund had a balance at the end of fiscal years 1997 and 1998 of $84.67 million and $84 million, respectively. The fiscal year 1999-00 Capital Reserve Fund appropriation is $96.9 million.
   The State of South Carolina's Budgetary General Fund is projected to end its 1998-99 fiscal year with a budgetary surplus of $224.3 million. Actual General Fund revenue at the end of fiscal year 1998-99 was $4.931 billion, $105 million above the legislative revised estimate. Total adjusted appropriations at the end of fiscal year 1998-99 were $4.911 billion. Of this amount, the State spent $4.637 billion, set aside $91.8 million from the Capital Reserve for expenditures in 1998-99, and carried forward $175 million. The remaining balance of $7.8 million represents net lapses of unspent appropriations.
   The State General Assembly's budget for fiscal year 1999-00 projects a total State budget of $13.0 billion. Appropriations totaling $5.3 billion were anticipated from recurring and non-recurring funding sources. An additional $1.1 billion was authorized in the State School Facilities Bond Act. The General Appropriation Act provides for $4.9 billion in General Fund revenue, consistent with the General Fund revenue estimate contained in the 1998-99 Appropriation Act. This estimate includes $352.2 million in " recurring revenue. The statutorily- and constitutionally-mandated General Reserve Fund, Capital Reserve Fund, Debt Service, and Local Government Fund accounts were funded at the required levels, totaling $57.3 million.
   Responding to recurrent operating deficits of the early 1990's, Standard & Poor's placed the State's AAA-rated general obligation debt on its CreditWatch and reduced its rating to AA+ on January 29, 1993. Because South Carolina's economy has improved dramatically since 1993, the State regained its AAA rating on general obligation debt from Standard & Poor's on July 9, 1996. Both Moody's Investor Services and Fitch IBCA, Inc. have also published AAA ratings on general obligation debt for South Carolina.
   Prospective investors should study with care the portfolio of Bonds in a South Carolina Trust and should consult with their investment advisers as to the merits of particular issues in a portfolio.
   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the South Carolina Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the South Carolina Trusts to pay interest on or principal of the Bonds.

                             TENNESSEE RISK FACTORS

   Economic Outlook. The following is a summary of forecasts for the Tennessee economy as published by the Center for Business and Economic Research, The University of Tennessee, Knoxville:

   Chapter 1      The Tennessee economy has shown exceptional growth during
                  the long, uninterrupted national economic expansion dating back to the early 1990s. The only difficulty confronting the state today is its limited capacity to expand further and realize strong rates of economic growth. The state's short-term outlook depends heavily on the Fed. Sharply higher interest rates, which currently are not anticipated, would adversely influence the state's interest-sensitive manufacturing sector. Modest increases would simply temper the growth the state is currently experiencing.

   Chapter 2      State job growth is projected to be 1.4% in 2000, only
                  slightly below the rate of growth registered in 1999.

   Chapter 3      The rate of job loss in manufacturing will be cut in half as job decay in the nondurable goods sector slows. At the same time, expect slower job growth in durable goods manufacturing as Fed rate hikes take their toll.

   Chapter 4      The state unemployment rate will average 3.6 % in 2000,
                  significantly lower than the national rate of unemployment.

   Chapter 5      Nominal personal income is forecast to grow 5.5 % in 2000, increasing to 5.6 % in 2001. Income growth for fiscal year
                  2000/01 should come in at 5.8 % while growth in taxable sales for the same fiscal year is forecast at 4.5 %.

   Revenues and Expenditures. The state's expenditures for Fiscal Year 1999 was $12.44 billion. The actual General Fund revenues for 1999 were $8.46 billion with General Fund expenditures of $8.05 billion. Overall revenues for 1998 were $13.85 billion with expenditures of $12.80 billion.
   As of June 30, 1999, the state had a number of debt issues outstanding:
$927.6 million of general obligation bonds, $23.6 million of enterprise fund debt with state commitment, and $135.3 million of internal service fund debt with state commitment. Under current state statutes, the state's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1999, the state's annual legal debt service limit of $421.3 million was well above the debt service required of $125.9 million.
   Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.
   Debt Administration. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing, but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding, nor is borrowing of any type for operating purposes contemplated.
   The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.
   Bond Ratings. State of Tennessee general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA+; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

                               TEXAS RISK FACTORS
   Economic Outlook. In fiscal 1999, the Texas economy not only grew, but for the seventh straight year, over 200,000 net jobs were added. Total nonfarm employment now stands at 9.2 million. While the Texas economy has seen employment growth in every fiscal year since 1986, talk of a soft landing is relevant again, as Texas' economic growth was slightly slower in fiscal 1999 than in fiscal 1998. This was largely due to the drag of weak export markets.
   While the Texas economy increasingly resembles the national economy in its economic cycles, it remains a stride ahead of the nation. Texas nonfarm employment in fiscal 1999 advanced by 2.7 percent, with 243,000 more jobs than in fiscal 1998. Texas' employment growth exceeded the U.S. rate of 2.2 percent by about a half percentage point. This gap is narrower than usual, largely because of job losses in the oil and gas industry, which is more concentrated in Texas than nationwide. Total exports from Texas, responding to economic weakness in East Asia, Europe and South America, appear to have declined during fiscal 1999, based on estimates from the first three-quarters of the year.
   Despite the pullback, the Texas economy remains relatively strong. Although the energy industry is weak, the overall state unemployment in fiscal 1999 averaged 4.7 percent, its lowest rate in twenty years. Inflation, also, is at its lowest rate - on a sustained basis - since the 1960s, and technological advances have allowed unusually large leaps in worker productivity. As a result, the current mild slowdown in Texas job growth is not braking gross state product growth very much. Although job growth dipped from 3.8 percent from the beginning to end of fiscal 1998, compared to 2.7 percent for fiscal 1999, the state's real gross product still advanced at nearly the pace of fiscal 1998. Texas' real gross state product in fiscal 1998 grew by 5.8 percent, with an increase of 5.6 percent estimated for fiscal 1999.
   Jobs in Texas construction in fiscal 1999 increased at double the rate of overall Texas job growth, as it had during the previous four years. By the end of fiscal 1999, there were 529,000 construction workers in Texas, a remarkable increase of nearly 40 percent in five years, from 384,000 at the end of fiscal 1994. Low mortgage rates, rapid net migration, high consumer confidence, and strong employment growth in personal income have inspired the market for housing starts to reach 169,000 during the fiscal year, for the busiest year since 1985. Nonresidential construction exceeded an estimated 161 million square feet in fiscal 1999, also the highest level since 1985. Construction was the state's fastest growing major industry, added 27,000 jobs statewide in fiscal 1999, for an increase of more than 5.3 percent. The Comptroller's Spring 1999 forecast expects a breather around the corner for the Texas construction industry. Strong levels of construction activity will continue, but the stellar growth rates of recent years are expected to ease, as national and state economic growth contracts.
   Texas manufacturing employment grew from 5.3 percent of all U.S. manufacturing jobs in 1991 employment to 6.0 percent today, and Texas' ranking among the states in the total number of manufacturing jobs has risen from seventh to second over the past dozen years. Despite these statistics, the number of Texas manufacturing jobs declined in fiscal 1999, from 1.108 million at the end of fiscal 1998 to 1.103 million at the end of fiscal 1999, for a loss of nearly 5,000 jobs, or -0.4 percent. More than half of the net job losses was in the textile and apparel industries, as Levi Strauss & Company closed its remaining Texas plants. Even without net employment growth, the overall gross state product from manufacturing continued to rise, due to increasing productivity per worker and a mix of more highly skilled manufacturing employees.
   In the past, the state's transportation, communications, and public utilities industry (TCPU) generally was relatively slow growing and stable. Over the past five years, despite losses in an uncertain utilities sector, TCPU has been one of the state's fastest growing industries, with 4.1 percent average annual employment increases. TCPU now has 562,000 employees. Communications, in particular, has exploded, with thriving opportunities in Internet and cellular telephone services. Some regulatory liberalization has allowed companies in telecommunications to diversify into other markets. Communications is among the state's most rapidly expanding sectors, having added 5,700 jobs, or 4.4 percent employment growth, during fiscal 1999. Transportation added 14,500 jobs (4.2 percent), while electric, gas, and sanitary utilities, being confronted with a changing regulatory environment, lost 800 jobs (-1.1 percent).
   Utilities may actually see a small employment gain in 2000 and 2001, following eight years of declining job numbers. Concerns about potential deregulation will now give way to actual deregulation as passed by the 1999 Legislature, clearing up fears about unknown roadblocks that previously had made planning for the future a murky process. Continued job losses due to competitive pressures and eventual deregulation in 2002 will be countered by the jobs generated by new players entering the picture to meet demand rooted in population growth and continued net migration. Over the next two years, the net effect will be little change in public utilities employment.
   Wholesale trade generally does not conjure images of high technology, but the bulk of recent growth in Texas' wholesale trade industry is related to the increasing role of computers, electronics, medical technology manufacturing, and Mexican trade. In fiscal 1998, wholesalers increased employment by 4.7 percent, followed by an additional 2.7 percent growth in fiscal 1999, reaching 534,000 workers. Most of the new jobs added involved trade of computer and electronics products. Retail trade added jobs more slowly, at about 2.7 percent in fiscal 1998 and 1.8 percent in fiscal 1999, although retailers of home furnishings, automobiles, books, gifts/novelties, and mail-order products generally had soaring sales over the past two years. Retail trade employment stands at 1.62 million.
   The trade industry can expect lower employment growth rate over the next two years, of about 1.5 to 2 percent. The best outlook is for wholesale trade and retail operations related to communications and Internet services, variety stores, and miscellaneous furnishings. Because construction is likely to slow if mortgage rates edge upward, the next few years will witness slower growth for retailers of building materials and hardware.
   The Finance, Insurance, and Real Estate (FIRE) industry had a solid year in fiscal 1999, adding 19,100 jobs, for a growth rate of 3.8 percent to reach 517,000. Again the industry substantially outpaced the overall state economy, spurred in large part by solid investment markets. All components of FIRE added jobs, with the fastest growth rate in the "other finance and real estate" segment, which includes investment firms. This segment was among the fastest growing subindustries in the Texas economy in fiscal 1999, adding 11,200 jobs (up 5.2 percent) over the year. Despite a couple of strong years in FIRE, the Comptroller's econometric forecast expects a marked job growth slowdown in the industry over the next two years.
   Employment growth in the Services industry - which employees 2.64 million Texans - accounted for nearly half of Texas job growth in fiscal 1999. The services sector added a net 120,200 jobs over the fiscal year, for a notable 4.8 percent increase. Engineering, business, and repair services were clearly where the action was, with business and repair services growing by 7.4 percent and alone accounting for one-fifth of the total job growth statewide. Although smaller in numbers, engineering and management services grew even faster, adding 17,700 jobs and advancing at a rather astounding 7.6 percent for the year.
   The biggest strides in services over the near term are expected in business services (including credit reporting, building maintenance, temporary help - supply and security services, computer, photographic, and information retrieval services) and repair/engineering services (including accounting and consulting services). Business, repair and engineering, growing by 6 to 7 percent annually through 2001, is a very resilient combination of industries, including the temporary employment services sector, which can continue to grow as the demand for different services shifts between industry components.
   The federal and state government sectors remain a difficult place to find employment in Texas. State government employment declined by 1,100 in fiscal 1999, while federal government employment eked out a small gain of 1,000 jobs, for its first gain since fiscal 1990. Budget constraints and defense cutbacks this decade have reduced Texas civilian federal government employment by nearly 1/10th since 1990. Federal civilian employment in fiscal 2000, estimated to average 188,000, will be up slightly from 1999 because of hiring for the decennial census. State government likely will see another two years of job losses in fiscal 2000 and 2001, averaging 1 to 1.5 percent declines annually. Job losses in state colleges and universities, as well as the expanded use of consultants and the private-sector outsourcing of certain tasks, underlie these trends.
   Mexico is Texas's largest market, thanks in part to its proximity, trade liberalization and the peso recovery. Beginning in 1997, the economic picture for border areas has brightened in the aftermath of the 1994 peso devaluation. Mexico's fiscal crisis had spilled over to Texas border retailers. With Mexico's economy continuing to improve, retail activity along the border is increasing and feeding job growth and construction. Texas has also increased its investments in basic infrastructure along the Mexican border in order to take advantage of its location and further increase exports. The State's exports totaled $84 billion in 1997 and are expected to reach $90 billion in 1998, $98 billion in 1999 and $107 billion in 2000.
   Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7% annual income growth, compared to the national average annual increase of 4.9%. In 1998, per capita personal income in the State reached $25,028 or 94.7% of the national average ($26,482). Texas ranked 28th among the fifty states in per capita personal income in both 1996 and 1997 but moved up to 26th place in 1998. Texas ranked 2nd in 1998 in annual percentage change in per capita income with growth of 5.3%.
   Total nonfarm job growth during fiscal 1999 was 2.7 percent, real wages per worker increased by nearly 3 percent, and net migration - at about 184,000 added Texans during the year - continued to fuel economic growth. Exports during the first three-quarters of the fiscal year showed a net decline, and weak international markets may temporarily suppress a return to rapid export growth. Still, Texas exports more than doubled from fiscal 1990 through fiscal 1999, and now total about $85 billion annually. Consumer confidence remains relatively high and the Texas leading economic indicator index expects continued growth. Growth rates are expected to moderate somewhat from the impressive rates of the past three years, stepping back from nearly 6 percent annual real GSP growth to about 4 percent, but this is more than adequate to provide for a healthy state economy on the near-term horizon.
   Revenue and Expenditures. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in fiscal 1998 and 1999, increasing 2.7% and 10.2%, respectively and totaling 29.0% of total revenue in both years. Sales tax, which had been the main source of revenue between 1981 and 1993, was second, accounting for 27.5% of total revenues in fiscal 1998 and 27.2% in 1999. For the past 11 years, the sales tax has produced more revenue each year than all other taxes combined. Total sales tax collections for 1999 reached $13 billion, an increase of 4.3% over fiscal 1998. Net revenues for general and special funds at the end of fiscal 1999 totaled $50.9 billion.
   Expenditures at the end of fiscal 1999 increased by 5.7% over fiscal 1998 for a total of $45.7 billion. Texas' largest expenditure is education. In fiscal year 1999, 37.7% of the $45.7 billion was spent on education, a 3.7% increase over fiscal year 1998. Second only to education, 35.1% of all expenditures were for health and human services.
   With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). The Texas Constitution authorizes the state to issue bonds to finance several specific programs. There are two types of bonds, general obligation bonds and revenue bonds. The revenue bonds are for those agencies that make debt service payments through the State Treasury. Together, these bonds totaled $6.7 billion at the end of fiscal year 1999. This is a 1.6 percent decrease from the $6.8 billion in bonds outstanding at the end of fiscal year 1998. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.
   Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.
   Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.
   The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.
   A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.
   From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa1 rating for Texas general obligation bonds. Fitch IBCA, Inc. rates Texas general obligation bonds AA+. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.
   This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.
   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

                              VIRGINIA RISK FACTORS
   A Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.
   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally will not adversely affect the market value of Virginia Bonds held in the portfolio of a Virginia Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
   Economic Outlook. The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is also an important component of Virginia's economy.
   The Virginia economy has experienced a significant and sustained period of economic growth since 1991. During 1999, Virginia continued to outpace national growth rates in most measures of economic activity. While the Commonwealth's labor market remained tight, its citizens have received benefits from increased job growth and higher real wages and salaries.
   The service sector accounted for a significant amount of job growth, with the majority of these jobs in high technology services. In addition, the strength of the Commonwealth's retail sales and housing market was reflected in employment growth in the retail trade and construction sectors. Although job losses continued in the manufacturing and federal government sectors, they were less severe than expected.
   The magnitude of job losses from federal government downsizing on the Virginia economy is considerably smaller than it has been in the past few fiscal years. From 1991 to 1998, job losses from federal government downsizing numbered more than 60,000, nearly a typical year's job growth. In the coming years, job losses in the federal sector are expected to be less significant. Most job losses resulted from continued defense downsizing and federal government cutbacks in Northern Virginia and Hampton Roads.
   Strong job growth pushed Virginia's unemployment rate down to a record low 2.8% in 1999. The outlooks still looks good as unemployment has continued to fall and rests at 2.7% as of April 2000. The Commonwealth's population, however, grew by only 1.2%, causing additional pressures on the labor market. Because of the tight labor market, Virginia companies have been raising wages and salaries in order to attract new workers.). Per capita personal income in the state grew to $29,484, which ranks 16th in the United States.
   Foreign exports are an important part of the Virginia economy. Its exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.
   Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue comprises two major resources: the General Fund and non-general funds. More than half of the state's revenues are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. General Fund revenues are derived from general taxes paid by citizens and businesses in Virginia.
   During Fiscal 1998, General Fund revenues totaled $9.20 billion. The overall revenue increase of 8.3% is attributable to favorable individual income and sale and use tax revenue collections, which reported 14.3% and 5.1% growth, respectively. Individual income taxes accounted for 59% of General Fund resources, while sales taxes made up 21%. These revenues plus other direct revenues from outside sources totaled $8.8 billion or 96% of all resources. The remaining monies totaling $391 million came through transfers from other funds, including alcoholic beverage sales and lottery profits.
   The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. General Fund disbursements including transfers for Fiscal 1998 totaled $8.7 billion, up 7.3% from the previous fiscal year. Expenditures totaled $7.3 billion and transfers to other funds were $1.4 billion. Education accounted for 44%, while social services, Medicaid, public health and mental health accounted for 27% of the General Fund. Expenditures, not including transfers, increased by $431 million over the prior year. Of the total increase, justice administration and economic development both accounted for about 10%.

   Debt Management. The total outstanding debt of the Commonwealth as of the end of Fiscal Year 1998 was $11.75 billion. Long term bonds and notes represent 96% of all debt, while the remaining 4% consists of capital leases, installment purchase contracts and various other payables. A total of $1.14 billion, or 9.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax-supported debt (limited obligations) totaled $2.6 billion and was outstanding at the end of Fiscal 1998. This accounted for 21.9% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68.4% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of Fiscal 1998 was $8.04 billion.
   Ratings. The Commonwealth of Virginia maintains a "triple-A" bond rating from Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and Fitch IBCA, Inc. on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to the economic risks or uncertainties peculiar to the issuers of such securities or to the sources from which they are to be paid.

                             WASHINGTON RISK FACTORS
   Economic Outlook. The State of Washington was created by an enabling act of Congress in 1889. The State, which comprises 68,139 square miles and currently has a population of 5.7 million, is located on the Pacific Coast in the northwestern corner of the continental United States. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. Washington's location makes it a gateway for land, sea and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production and the State produces large amounts of lumber, pulp, paper, and other wood products.
   The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island counties, comprise the Seattle Primary Metropolitan Statistical Area (PMSA), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy.
   Fiscal Year 1999 proved to be another strong year for Washington State's economy. Employment grew by 2.6 percent, more than a percentage point below employment growth in Fiscal Years 1997 and 1998, but real personal income grew at a faster rate than any other fiscal year in this decade. However, Fiscal Year 1999 marks a turning point in the state's economy. Both employment growth and real personal income growth are predicted to slow substantially, falling to rates much closer to U.S. growth rates. The slowdown in the state's economy is expected to reduce the growth rate of General Fund-State revenues significantly in the 1999-2001 Biennium.
   Washington's wage and salary employment increased faster than U.S. wage and salary employment for the third year in a row, with a growth rate of 2.6 percent in Fiscal Year 1999, compared to 2.3 percent for the national as a whole. This is significantly less than the 3.8 percent growth in Washington's wage and salary employment in Fiscal Year 1998. Despite the deceleration in employment growth, almost 67,000 new jobs were added in Washington State in Fiscal Year 1999. Although the wage and salary employment growth rates of the state and nation moved to very similar levels during Fiscal Year 1999, personal income in Washington grew by 7.2 percent compared to the national growth of 5.0 percent. Real per capita income rose by 6.2 percent over the same period as compared to
4.0 percent for the nation as a whole.
   Aerospace employment was a major factor in the year's slowdown employment growth. After adding more than 15,000 employees in Fiscal Year 1998, employment in the aerospace industry fell by 3,300 in Fiscal Year 1999. Led by the aerospace employment decline, manufacturing employment in Washington lost 5,600 jobs in Fiscal Year 1999, a reduction of 1.5 percent. Non-manufacturing employment grew at a steady pac of 3.3 percent, contributing more than 72,000 jobs to the state's economy. Employment in durable manufacturing other than aerospace declined by 0.8 percent in Fiscal Year 1999, about the same rate as employment in durable manufacturing nationally. Non-manufacturing employment increased by 3.3 percent during Fiscal Year 1999, led by employment growth of
5.5 percent in finance, insurance and real estate, and 6.2 percent in construction.
   Personal income growth in Washington State is also expected to slow until it reaches the national average for those years. During the next two fiscal years, manufacturing employment in Washington is projected to decline, due in large part to reductions in aerospace employment. In the non-manufacturing sectors, the strongest growth is predicted to occur in services and trade.
   The State of Washington Office of Financial Management, Forecasting Division, estimates that the population for the state reached 5,757,400 in 1999. Population growth in the state is expected to slow to 1.4 percent per year between 1995 and 2020, and the same growth rate is projected for the Washington labor force during the period. The forecasted growth for the state's labor force is still much higher than the projected 0.8 percent annual increase for the nation as a whole.
   Budgetary Process. Like 22 other states, Washington enacts budgets for a two-year period, beginning on July 1 of each odd-numbered year. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over-expenditures are prohibited. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.
   Additional fiscal control is exercised through various means. The Office of Finance and Management is authorized to make expenditure/expense allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over-expenditure of allotments, although the statute requires that the Legislature be provided an explanation of major variances.
   Revenues and Expenditures. General Fund-State revenues for the 1999-2001 Biennium are forecast to be $20.7 billion, an increase of 5.6 percent in nominal terms over the previous biennium. General Fund-State revenues increased by 11.2 percent in the 1997-99 Biennium. The revenue growth rate for the 1999-2001 Biennium is relatively slow by historical standards, due primarily to the effects of five consecutive years of significant tax reductions and the slowing state economy. The reduction in aerospace employment is a major contributor to the general slowing in the state economy. The General Fund-State revenue growth rate for the 1999-2001 Biennium will be the smallest growth for any biennium covering the 1990s in the current forecast.
   Based on the November revenue forecast, Washington will have an estimated reserve of $1,215.9 million by the end of the 1999-2001 Biennium, up from $997.7 million in the previous biennium.
   In November 1999, Washington voters approved Initiative 695 (I-695). Effective January 1, 2000, the initiative repeals the state motor vehicle excise tax (MVET) and requires voter approval for all future tax and fee increases. The voter approval requirement applies to both state government and local governments. Voters must approve all tax and fee increases, imposition of new taxes and fees and any expansion in the tax base. MVET revenues support local government programs and state transportation projects and are not part of the state General Fund. I-695 will result in the loss of $1.1 billion in revenues in the 1999-01 Biennium and $1.7 billion in the 2001-03 Biennium.
   Debt Management. The State Constitution and enabling statutes authorize the incurrence of State general obligation debt, to which the State's full faith, credit and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee).
   General and Limited Obligation Bonds. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The State also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding.
   Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; State, count, and city arterials; and State capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the State's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, par, and land grants. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education.
   Bond Ratings. As of June 1, 2000, State of Washington general obligation bonds currently have the following ratings: Standard & Poor's Ratings Services, AA+ (upgraded from AA in July 1997); Moody's Investors Service, Inc., Aa1 (upgraded from Aa2 at the end of Fiscal Year 1997); and Fitch (formerly known as Fitch IBCA, Inc.), AA+ (upgraded from AA). According to Moody's, "the rating outlook for Washington's general obligation bonds is stable, reflecting the state's increasing economic diversification and sound financial position which has been bolstered by strong economic performance in the 1990's. These strengths, coupled with the state's firmly institutionalized conservative fiscal practices, offset above average debt levels and its economic exposure to Asian economies."(Moody's "New Issue Report", September 29, 1999.)

                           WEST VIRGINIA RISK FACTORS
   West Virginia's economy is dominated by service industries while the good producing sector, which includes manufacturing, construction and mining, represents 20% of all employment. Service industries experienced growth of 4% during the 1998 fiscal year. Because the West Virginia economy is now less dependent on one or two major industries and because of its greater diversity across industries, its job growth during the 1990-97 period matched the national rate of job growth.
   The November 1998 unemployment rate of 6.0% is the lowest November in two decades. In 1984, the State's rate was 20% and the national rate was 10%. The State's current rate of 6% is 1.6% different from the national rate of 4.4%, a major improvement since 1984.
   Population in West Virginia rose by 2% over the five-year period which ended in 1995. The population level is expected to remain near current levels through 2003.
   Per capita personal income growth averaged 4.6% per year during the first four years of the decade, but has risen by 3.6% per year since. According to the Bureau of Business Research (BBR) at West Virginia University, continued growth is expected in employment. That growth is fueled by the service sector. This continued positive economic performance is expected to result in a stable population level and moderate real personal income growth. BBR forecasts that growth in both population and real personal income during the remainder of the decade will continue, but at a slightly slower rate during the years 1990-1997. These factors converge to create a positive view of the stability of West Virginia's economy.
   During the past fiscal year, West Virginia has continued short- and long-term efforts to promote the effective use of technology and to responsibly manage the State's finances. The State continues to make strides in its long-term initiatives to improve its economic infrastructure and its level of educational attainment.
   Most state functions are financed through the budgetary fund types, which include the General Revenue Fund, Appropriated Special Revenue Funds, Road Fund and Federal Fund.
   The State's most significant sources of revenue in the General Revenue Fund (budgetary basis) are consumer sales tax and personal income tax. Total General Revenue for fiscal year 1998 was $2.503 million. Of this amount, approximately 34.6% was from the personal income tax and 31.7% was from the consumer sales tax.
   The State's most significant expenditures from the General Revenue Fund (budgetary basis) remain the areas of public and higher education and health and human resources. Actual expenditures for fiscal year 1998 were $2.462 million. Of this amount, 69.1% was in education and 16.5% was in health and human resources.
   The ending fund balance for the General Revenue Fund, as reported on a budgetary basis, was $101.47 million for fiscal year 1998, as compared to $120.89 million (unadjusted) for fiscal year 1997.
   In order to maintain financial stability, in 1994, the Legislature created the Revenue Shortfall Reserve Fund ("Rainy Day Fund") to protect against emergencies and downturns in the economy. This fund has been used for the emergency assistance expenditures during five natural disasters West Virginia experienced in fiscal 1996 and again for flood relief in 1998.
   The State Code requires that the first 50% of all surplus revenues at the end of the fiscal year be deposited into the fund with the aggregate amount of the fund not to exceed five percent of the total appropriations from the General Revenue Fund. The balance of the Rainy Day Fund at June 30, 1998 was $68 million.
   The State has constitutionally limited its ability to incur debt. The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House Delegates before it can be sent to vote. As of June 30, 1998, the balance of general obligation bonds outstanding was approximately $321 million. The State's debt portfolio also includes revenue bonds. Total outstanding revenue bonds were $588 million as of June 30, 1998.
   The State maintains a rating of AAA and A1 from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.







         CONTENTS OF POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet
                                 The prospectus
                                 The signatures
                     The Consent of Independent Accountants

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 194, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 25th day of May, 2001.

                                   INSURED MUNICIPALS INCOME TRUST AND INVESTORS
                                      QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 194
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)

                                                         By: Christine K. Putong
                                                             Assistant Secretary
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 25, 2000 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III    Chairman and Chief Executive Officer               )

John H. Zimmermann III   President                                          )

A. Thomas Smith III      Executive Vice President,                          )
                         General Counsel and Secretary                      )

Michael H. Santo         Executive Vice President and Chief Operations      )
                         and Technology Officer                             )


                                               Christine K. Putong______________
                                                             (Attorney in Fact)*

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* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.